United States
Securities and Exchange Commission
Washington, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

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SYNALLOY CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SYNALLOY CORPORATION
1400 16th Street, Suite 270
Oak Brook, Illinois 60523

April 27, 2022

Dear Fellow Stockholder:
You are cordially invited to virtually attend our Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) on June 6, 2022, which will be held in a virtual meeting format only via live audio webcast. Included with this letter are the notice of annual meeting of stockholders, a proxy statement detailing the business to be conducted at the Annual Meeting, and a proxy card. You may also find electronic copies of these documents online at www.proxyvote.com.

Regardless of whether you plan to attend our virtual Annual Meeting, it is important that your voice be heard. We encourage you to vote in advance of the meeting by telephone, by Internet or by signing, dating and returning your proxy card by mail. You may also vote by attending the virtual annual meeting at www.virtualshareholdermeeting.com/SYNL2022 and voting online. Full instructions are contained in the proxy statement and in the enclosed proxy card.

Sincerely,

SYNALLOY CORPORATION
1400 16th Street, Suite 270
Oak Brook, Illinois 60523

 Notice of 2022 Annual Meeting of Shareholders
The 2022 Annual Meeting of Shareholders (2022 Annual Meeting) of Synalloy Corporation (Company) will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/SYNL2022 on Monday, June 6, 2022, at 9:00 a.m. Eastern Time. To access this website and enter the meeting, you must have your control number available.

Matters to be voted on at the 2022 Annual Meeting are as follows:
1.Election of the five director nominees named in this Proxy Statement.
2.Approval, on a non-binding advisory basis, of the compensation of our named executive officers (say-on-pay).
3.Approval of the 2022 Omnibus Equity Incentive Plan
4.Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
5.Consideration of other business properly presented at the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement.

We are providing our proxy materials to our shareholders electronically again this year unless they previously requested to receive hard copies. Therefore, most of our shareholders will only receive a Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access the proxy materials electronically and to vote. Electronic delivery allows the Company to provide you with the information you need for the 2022 Annual Meeting while reducing costs. Shareholders can request a paper copy of the proxy materials by following the instructions included on the Notice. Proxy materials will be made available to shareholders electronically on or around April 27, 2022 or mailed on or around the same date to those shareholders who have previously requested printed materials.

Record Date: You can attend the meeting online at www.virtualshareholdermeeting.com/SYNL2022 and vote if you were a shareholder of record at the close of business on April 14, 2022.

Proxy Voting: Each share of Synalloy common stock is entitled to one vote on each matter properly brought before the meeting. Please vote by proxy as soon as possible. Your vote is very important to us, and we want your shares to be represented at the meeting.

Dated April 27, 2022

By order of the Board of Directors

Doug Tackett, Corporate Secretary

Synalloy Corporation’s Notice of Annual Meeting, 2022 Proxy Statement, 2021 Summary Annual Report and
2021 Annual Report on Form 10-K are available on our website at investors.synalloy.com/proxy.

SYNALLOY CORPORATION
2022 Proxy Statement

SYNALLOY CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 6, 2022
The 2021 Annual Report to Shareholders, including our 2021 Form 10-K, is being made available to shareholders together with these proxy materials on or about April 27, 2022.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting of Shareholders of Synalloy Corporation (the "Company") will be held as a virtual meeting and webcast live over the Internet. Please go to www.virtualshareholdermeeting.com/SYNL2022 for instructions on how to attend and participate in the Annual Meeting. Any shareholder may attend and listen live to the webcast of the Annual Meeting. Shareholders as of the record date may vote and submit questions while attending the Annual Meeting via the Internet by following the instructions listed on your proxy card. The webcast starts at 9:00 a.m. ET on Monday, June 6, 2022. We encourage you to access the meeting prior to the start time.
Who is soliciting my proxy?
Our Board is soliciting your proxy to vote on all matters scheduled to come before the 2022 Annual Meeting of Shareholders, whether or not you attend the virtual meeting. By completing and returning the proxy card or voting instruction card, or by transmitting your voting instructions via the Internet, you are authorizing the proxy holders to vote your shares at our Annual Meeting as you have instructed.
On what matters will I be voting? How does the Board recommend that I cast my vote?
At the Annual Meeting, you will be asked to: (1) elect the five director nominees listed in this Proxy Statement; (2) approve, on a non-binding advisory basis, the compensation of our named executive officers; (3) approve the 2022 Omnibus Equity Incentive Plan; and (4) ratify the appointment of our independent registered public accounting firm.
Our Board unanimously recommends that you vote:
FOR all five of the director nominees listed in this Proxy Statement;
FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (say-on-pay);
FOR the approval of the 2022 Omnibus Equity Incentive Plan; and
FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
How many votes may I cast?
You may cast one vote for every share of our Common Stock that you owned on April 14, 2022, the record date, except you have the right to cumulate your votes for the election of directors. For more information, see "What is cumulative voting?" below.
What is cumulative voting?
You have the right to cumulate your votes either (i) by giving to one candidate as many votes as equal the number of shares owned by you multiplied by the number of directors to be elected, or (ii) by distributing your votes on the same principle among any number of candidates.
How many shares are eligible to be voted?
On April 14, 2022, the record date, the Company had 10,223,498 shares of Common Stock outstanding and eligible to be voted at the Annual Meeting (excluding 861,605 shares held in treasury).
How many shares must be present to hold the Annual Meeting?
Under Delaware law and our Bylaws, the presence, in person (virtually) or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined below) of shares of our Common Stock and you do not instruct your bank, broker, or other holder of record how to vote your shares (so-called “broker non-votes”) on any of the proposals, your shares may still be counted as present at the Annual Meeting for purposes of determining whether a quorum exists since your bank, broker or other holder of record has discretionary authority to vote on Proposal 4. In addition, shares held by shareholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting his shares on any of the proposals.
If a quorum is present at the Annual Meeting, Proposal 1 - Election of Directors, directors will be elected by a majority of the shares present and eligible to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of votes against the election of directors. As described in greater detail in the "Proposal 1 - Election of Directors" section of this Proxy Statement, our Board of Directors has adopted a director resignation policy that applies to the election of directors. Under this policy, any nominee who does not receive an affirmative vote of a majority of the votes cast is required to tender his or her resignation to the Board of Directors. Consequently, the number of abstentions and broker non-votes with respect to a nominee will have no effect on whether our director resignation policy will apply to that individual.
Approval for Proposal 2 - Advisory Vote on the Compensation of Our Named Executive Officers, Proposal 3 – Approval of 2022 Omnibus Equity Incentive Plan, Proposal 4 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm, and all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if a majority of the shares present and eligible to vote at the meeting are voted in favor of the proposals. Abstentions and broker non-votes will have the effect of votes against these proposals.
If a quorum is not present or represented at the meeting, the chairman of the Annual Meeting has the power to adjourn the meeting. If the meeting is to be reconvened within 30 days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for 30 days or more, or if a new record date is fixed for the adjourned meeting, notice of the reconvened meeting will be given as provided in the Bylaws.
Who pays for soliciting proxies?
We pay all expenses incurred in connection with the solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies personally or by telephone, other electronic means or mail and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Banks, brokers or other holders of record will be requested to forward proxy soliciting material to the beneficial owners, and as required by law, we will reimburse them for their related out-of-pocket expenses.
How do I vote?
Shareholders of Record
Shareholders of record can vote in person (virtually) at the Annual Meeting or by proxy. Shareholders of record may also vote their proxy by mail, by telephone or by Internet following the instructions on the proxy card.
Beneficial Shareholders
If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the nominee that you must follow in order for your shares to be voted. Without your direction, your broker is not permitted to vote your shares on the election of directors, the non-binding advisory vote on the compensation of our named executive officers, or the Approval of 2022 Omnibus Equity Incentive Plan. Your broker has discretionary authority to vote your shares on ratification of the appointment of BDO USA, LLP. Therefore, if your shares are held in the name of a broker, to be sure your shares are voted, please instruct your broker as to how you wish it to vote. If your shares are not registered in your own name and you wish to vote your shares in person (virtually) at the Annual Meeting, you should contact your broker or agent to obtain a proxy card from your broker and bring it to the Annual Meeting in order to vote. You may vote your shares by Internet, by mail or by telephone as further described below.
Participants in the Synalloy Corporation 401(k)/ESOP Plan
If you are a participant in the Synalloy Corporation 401(k) Employee Stock Ownership Plan (401(k) Plan) and you own shares of our Common Stock through the 401(k) Plan, the proxy card sent to you will also serve as your voting instruction card to the 401(k) Plan trustee, who votes the shares of our Common Stock that you own through the 401(k) Plan on your behalf. If you do not provide voting instructions for these shares to the trustee by 5:00 p.m. ET, June 2, 2022 (the plan cut-off date), as directed by the terms of the 401(k) Plan, the Company, in its capacity as the 401(k) Plan administrator, will instruct the trustee to vote your 401(k) Plan shares "FOR" all the director nominees named in this Proxy Statement and "FOR" all other proposals.

Voting Methods
You can vote your proxy by any of the methods below:
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. ET the day before the meeting date, or by 5:00 p.m. ET on June 2, 2022, for 401(k) Plan participants. Please have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. ET the day before the meeting date or until 5:00 p.m. ET on June 2, 2022, for 401(k) Plan participants. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Only the latest dated proxy received from you, whether submitted by Internet, mail or telephone, will be voted at the Annual Meeting. If you vote by Internet or telephone, please do not mail your proxy card. You may also vote in person (virtually) at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
The rules of the Securities and Exchange Commission allow us to provide our proxy materials to our stockholders over the Internet if they have not requested that printed materials be provided to them on an ongoing basis. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested that printed materials be provided to them on an ongoing basis. Instructions on how to access our proxy materials over the Internet or to request a printed copy by mail may be found in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
If you have previously elected to receive printed materials and would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
What happens if I do not vote for a proposal? What is a broker non-vote?
If you properly execute and return a proxy or voting instruction card, your shares will be voted as you specify. If you are a shareholder of record and you return an executed proxy card but make no specifications on your proxy card, your shares will be voted in accordance with the recommendations of our Board, as provided above. If any other matters properly come before the Annual Meeting, the persons named as proxies by the Board of Directors will vote upon such matters according to their judgment.
If you hold your shares through a bank, broker or other nominee, and you return a broker voting instruction card but do not indicate how you want your broker to vote, your broker has discretionary authority to vote on Proposal 4, but a broker non-vote will occur as to Proposals 1, 2, and 3. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and either (i) does not have discretionary voting power for that particular proposal, or (ii) chooses not to vote the shares. Brokers do not have discretionary voting power to vote on Proposals 1, 2, and 3.
Can I revoke or change my vote after I deliver my proxy?
Yes. You can revoke your proxy at any time before it is voted by providing notice in writing to our Corporate Secretary at 1400 16th Street, Suite 270, Oak Brook, Illinois 60523; by delivering a valid proxy bearing a later date to the Company’s office at 1400 16th Street, Suite 270, Oak Brook, Illinois 60523, prior to the meeting; or by attending the virtual meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
Some banks, brokers and other holders of record are "householding" our proxy statements and annual reports for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders in your household. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, please call us at 804-822-3260, or send your request in writing to the following address: Corporate Secretary of Synalloy Corporation, 1400 16th Street, Suite 270, Oak Brook, Illinois 60523. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please contact us at the above address or telephone number. If you are a beneficial holder, you should contact your bank, broker or other holder of record.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2022
The Company's 2021 Annual Report to Shareholders, 2021 Annual Report on Form 10-K and 2022 Proxy Statement are available via the Internet at http://investor.synalloy.com.
ANNUAL REPORT ON FORM 10-K
The Company's 2021 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission ("SEC"), accompanies this Proxy Statement. Copies of exhibits to the 2021 Annual Report on Form 10-K will be provided upon written request to the Corporate Secretary, Synalloy Corporation, 1400 16th Street, Suite 270, Oak Brook, Illinois 60523, free of charge. Copies of the 2021 Annual Report on Form 10-K and exhibits may also be downloaded at no cost from the SEC's website at http://www.sec.gov. The 2021 Annual Report on Form 10-K does not form any part of the material for soliciting proxies.
BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT (5%) OF THE COMPANY’S COMMON STOCK
The table below provides certain information regarding persons known by the Company to be the beneficial owners of more than five percent (5%) of the Company’s Common Stock as of December 31, 2021. This information has been obtained from Forms 4, Schedules 13D, and related amendments, filed with the SEC, and has not been independently verified by the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Total
Privet Fund LP 79 West Paces Ferry Road, Suite 200B Atlanta, GA 30305	1,846,643	(1)	18.1%
UPG Enterprises, LLC 1400 16th Street #250 Oak Brook, IL 60523	783,998	(2)	7.7%
180 Degree Capital Corp 7 N. Willow Street, Suite 4B Montclair, NJ 07042	573,327	(3)	5.6%
(1) Based on the Schedule 13D/A filed with the SEC on December 23, 2021, Privet Fund LP has shared voting power with shared dispositive power with respect to 1,846,643 shares referenced above.
(2) Based on the Schedule 13D/A filed with the SEC on July 2, 2020, UPG Enterprises, LLC has sole voting power with sole dispositive power with respect to 723,401 shares referenced above.
(3) Based on the Schedule 13G filed with the SEC on February 14, 2022, 180 Degree Capital Corp. (“180”), an investment advisor registered with the SEC under the Investment Act of 1940, has shared voting power with shared dispositive power with respect to 573,327 shares referenced above. According to such filing, 180 disclaims beneficial ownership of 200,021 of these shares that are beneficially owned by a separately managed account (“SMA”). 180 has shared dispositive and voting power over these shares through its position as Investment Manager of the SMA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the ownership of the Company’s Common Stock as of April 14, 2022, by each current director and nominee for director, each current executive officer of the Company for whom compensation information is disclosed under the heading Executive Compensation, and for the directors, nominees for director and executive officers of the Company as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Total
Henry L. Guy	68,430	(1)	*
J. Greg Gibson	71,557	(2)	*
John P. Schauerman	74,548		*
Aldo J. Mazzaferro	1,200		*
Aaron M. Tam	23,792		*
Timothy J. Lynch	16,319		*
Sally M. Cunningham	31,623	(3)	*
Benjamin Rosenzweig	51,773		*
Christopher G. Hutter	989,574	(4)	9.68%
All Directors, Nominees and Executive Officers as a group (7 persons)	1,241,234	(5)	11.99%
*Less than 1%
(1) Includes 606 shares held in custodial accounts for minor children; and 7,889 shares held in a revocable trust.
(2) Includes 7,076 shares allocated under the Company’s 401(k)/ESOP Plan; 1,896 shares held in an IRA; and 17,490 shares which are subject to currently exercisable options.
(3) Includes 5,736 shares held in an IRA; and 12,000 shares which are subject to currently exercisable options.
(4) Includes 783,998 shares held by UPG Enterprises, LLC, of which Mr. Hutter has shared voting power and shared dispositive power.
(5) Includes 7,076 shares allocated under the Company’s 401(k)/ESOP Plan; and 29,490 shares which are subject to currently exercisable options. The beneficial owners have a right to acquire such shares within 60 days of April 14, 2022.

PROPOSAL 1 - ELECTION OF DIRECTORS
The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than 15 individuals. Upon recommendation of the Corporate Governance Committee and discussion by the current Board of Directors, the Board of Directors has fixed the number of directors constituting the full Board at five members and recommends that the five nominees listed in the table that follows be elected as directors to serve for a term of one year until the next Annual Meeting or until their successors are elected and qualified to serve. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected.
If cumulative voting is not requested, the proxy agents named in the Board of Directors’ form of proxy that accompanies this Proxy Statement will vote the proxies received by them "FOR" the election of the five persons named as directors. If cumulative voting is requested, the proxy agents named in the Board of Directors’ form of proxy that accompanies this Proxy Statement intend to vote the proxies received by them cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents.
If, at the time of the Annual Meeting of Shareholders, or any adjournment(s) thereof, one or more of the nominees is not available to serve by reason of any unforeseen contingency, the proxy agents intend to vote for such substitute nominee(s) as the Board of Directors recommends, or the Board of Directors will reduce the number of directors.
Vote Required
Directors will be elected by a majority of the shares present and eligible to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of votes against the election of directors.
Director Resignation Policy: Our Bylaws provide that any nominee for director who duly holds office as a director under the Bylaws and does not receive an affirmative vote of a majority of the votes cast shall promptly tender his or her resignation to the Board of Directors after such election. The Board of Directors will evaluate the relevant facts and circumstances and then determine whether to accept or reject the tendered resignation. Any director who tenders a resignation pursuant to this policy shall not participate in the Board of Directors’ decision. The Board of Directors will promptly disclose publicly its decision and decision-making process regarding a tendered resignation.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES LISTED IN THE FOLLOWING TABLE AS DIRECTORS OF THE COMPANY.
The following table sets forth the names of nominees for director, their ages, the years in which they were first elected or appointed directors, as applicable, and a brief description of their principal occupations and business experience during the last five years. There are no family relationships among any of the directors and executive officers.

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since
Henry L. Guy, age 54
Mr. Guy is the President & CEO of Modern Holdings Incorporated, a diversified holding company located in Summit, NJ. He has served the board of directors of Metro International S.A. (MTRO), Scribona AB (CATB), Pergo AB (PERG), Miltope Corporation (MILT) and Evermore Global Advisors (EVGBX). Mr. Guy joined Modern Holdings in 2002 and has managed investments in over 30 subsidiaries. Mr. Guy graduated from the United States Naval Academy with a Bachelor of Science degree in Economics and earned his M.B.A. with a concentration in Operations and Strategy from Vanderbilt University.
2011
Christopher G. Hutter, age 42
Mr. Hutter became interim President & Chief Executive Officer (CEO) of Synalloy on November 9, 2020 (the interim designation was removed on March 18, 2022).. He also currently serves as Co-Founder and Manager of UPG Enterprises, LLC (f/k/a Union Partners, LLC), an operator of a diverse set of industrial companies focused on metals, manufacturing, distribution and logistics, since its founding in August 2014. At UPG Enterprises, Mr. Hutter oversees operations and growth initiatives at the holding company and portfolio company level, and has extensive experience in large scale acquisitions, transaction structuring and business operations and integration across a broad spectrum of industries. Mr. Hutter graduated cum laude from University of Illinois with a Bachelor of Science degree in Finance and earned his M.B.A.in Finance from Lewis University.
2020
Benjamin Rosenzweig, age 37
Mr. Rosenzweig currently serves as a Partner at Privet Fund Management LLC, an investment firm focused on event-driven, value-oriented investments in small capitalization companies. Mr. Rosenzweig currently serves as a director of each of Bed Bath and Beyond (NASDAQ: BBBY), an omnichannel retailer (since March 2022), Potbelly Corporation (NASDAQ: PBPB), a restaurant chain (since April 2018), PFSweb, Inc. (NASDAQ: PFSW), a global commerce service provider (since May 2013), and Hardinge Inc. (formerly NASDAQ: HDNG), a global designer, manufacturer and distributor of machine tools (since October 2015). Mr. Rosenzweig graduated magna cum laude from Emory University with a Bachelor of Business Administration degree in Finance and a second major in Economics.
2020

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since
John P. Schauerman, age 65
Mr. Schauerman has been a Director of Primoris Services Corporation (“Primoris”) (NASDAQ: PRIM) since November 15, 2016. He previously served in numerous executive roles at Primoris, including Executive Vice President of Corporate Development, Chief Financial Officer. Mr. Schauerman previously served on the Board of Directors of MYR Group (NASDAQ: MYRG); Harmony Merger Corp. (NASDAQ: HRMNU): Allegro Merger Corp (NASDAQ: ALGR); and Wedbush Securities, Inc. Mr. Schauerman is a member of the Dean’s Executive Board of the UCLA School of Engineering. Mr. Schauerman holds an M.B.A. in Finance from Columbia University, New York, and a B.S. in Electrical Engineering from the University of California, Los Angeles.
2020
Aldo J. Mazzaferro, age 68
Mr. Mazzaferro serves as the Managing Partner and Director of Research at Mazzaferro Research, LLC, a steel industry research boutique firm, which he founded in October 2017. Prior to this, he served as the Senior Steel & Metals Research Analyst and a Managing Director during his tenure at Macquarie Capital (USA) Inc., an investment banking company, from 2011 to September 2017. Mr. Mazzaferro is on the board of directors of Arctic Canadian Diamond Company, Ltd, a privately-held Canadian mining company that supplies premium rough diamond assortments to the global markets, where he chairs the audit committee. Mr. Mazzaferro is a CFA charterholder. He earned his BA in English from Holy Cross College and an MBA in Finance from Northeastern University
2022
The Corporate Governance Committee believes the combined business and professional experience of the Company’s directors, and their various areas of expertise make them a useful resource to management and qualify them for service on the Board. When a Board member decides not to run for re-election, the Corporate Governance Committee seeks replacement directors who it believes will make significant contributions to the Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills, knowledge of the Company and diversity.
The Corporate Governance Committee believes the current Board members are highly qualified to serve and each member has unique qualifications and business expertise that benefit the Company.
•Mr. Guy’s primary career focus has been in the area of private investments. His expertise and experience in this area are valuable tools as the Company focuses on growing through acquisitions.
•Mr. Hutter is a demonstrated business builder and organizational leader with operational know how and management capabilities across industrial segments, particularly steel and metals. His diverse experience covers areas that include corporate strategy, operations management, mergers and acquisitions, logistics and warehousing and supply chain optimization.
•Mr. Rosenzweig has corporate governance expertise based on service on numerous public and private company boards of directors, including multiple manufacturing companies. He has a background leading and working on mergers and acquisitions, restructurings and refinancing situations, and strategic board-level reviews.
•Mr. Schauerman has operational, financial, corporate development and strategic planning expertise gained from executive roles and directorships at construction and infrastructure companies. He has corporate governance experience as a result of service on several private and public company boards of directors across business-to-business sectors.
•Mr. Mazzaferro’s extensive experience in the steel and metals research and investment banking industries will provide valuable insight into the steels and metals industries as well as current capital markets and trends.
BOARD OF DIRECTORS AND COMMITTEES
The Board of Directors currently has five members: Henry L. Guy, Christopher G. Hutter, Benjamin Rosenzweig, John P. Schauerman, and Aldo J. Mazzaferro.
Director Independence
The Board of Directors has determined that for 2021 each of the following directors were independent as such term is defined by the applicable rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”): Henry L. Guy, Benjamin Rosenzweig and John P. Schauerman. The Board has also determined that each of the members of the Audit Committee, the Compensation & Long-Term Incentive Committee and the Corporate Governance Committee during 2021 were independent within the meaning of the Nasdaq Rules. Effective as of March 18, 2022, Aldo Mazzaferro was appointed to the Board and Mr. Rosenzweig was appointed as the Executive Chairman of the Board. Following his appointment as Executive Chairman, it is anticipated that Mr. Rosenzweig will no longer be independent within the meaning of the Nasdaq Rules and that for 2022 Mr. Mazzaferro will replace Mr. Rosenzweig as an independent director on each of the committees on which Mr. Rosenzweig serves.

Board and Board Committee Meetings and Attendance at Shareholder Meetings
During fiscal year 2021, the Board of Directors met eight times. All members of the Board attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which they served. The Company encourages, but does not require, its directors to attend annual meetings of shareholders. To the best of our knowledge, all directors attended the 2021 Annual Meeting, which was held virtually.
The Board has established an Audit Committee, a Compensation & Long-Term Incentive Committee, and a Corporate Governance Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the NASDAQ Rules. The committees keep the Board informed of their actions and assist the Board in fulfilling its oversight responsibility to shareholders. The table below provides membership information as of December 31, 2021, as well as the meeting information for the last fiscal year.

Name	Audit Committee	Compensation & Long-Term Incentive Committee	Corporate Governance Committee
Henry L. Guy	X	X(1)	X
Christopher G. Hutter
Benjamin Rosenzweig	X(2)	X(2)	X(1)(2)
John P. Schauerman	X(1)	X	X
Total Meetings Held in 2021	6	5	3
(1) Committee Chair
(2) Effective as of March 18, 2022, Aldo Mazzaferro was appointed to the Board and Mr. Rosenzweig was appointed as the Executive Chairman of the Board. Following his appointment as Executive Chairman, it is anticipated that Mr. Rosenzweig will no longer be independent within the meaning of the Nasdaq Rules and that for 2022 Mr. Mazzaferro will replace Mr. Rosenzweig as an independent director on each of the committees on which Mr. Rosenzweig serves.

Audit Committee
The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and acts pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.synalloy.com. Each member of the Audit Committee is independent as defined in the NASDAQ Rules and meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee selects and appoints the independent auditor, pre-approves fees paid to the independent auditor, reviews and discusses with management and the independent auditor prior to filing with the SEC the audited financial statements included in the Company’s Annual Report on Form 10-K and the unaudited financial statements included in the Form 10-Q for each quarter, meets independently with the independent auditor, reviews the Audit Committee’s charter, and has oversight of the Company’s Code of Conduct and Internal Audit.
Benjamin Rosenzweig, Henry L. Guy and John P. Schauerman served on the Audit Committee as of December 31, 2021. The Board designated Mr. Schauerman as the Audit Committee Financial Expert, as defined by the SEC rules.
Compensation & Long-Term Incentive Committee
All members of the Compensation & Long-Term Incentive Committee are independent directors as defined in the NASDAQ Rules, and none of them is a present or past employee or officer of the Company or its subsidiaries. This Committee acts pursuant to a written charter which is available on the Company’s website at www.synalloy.com. The Committee reviews and approves salaries, bonuses, incentive compensation and benefits for the Company’s executive officers, and administers and makes recommendations with respect to the Company’s cash incentive and equity plans, including the granting of shares and options thereunder, and reviews the committee’s charter.
The Committee sets the compensation for the CEO and evaluates performance and considers recommendations from the CEO in setting compensation for other senior executive officers. The committee has the authority under its charter to engage and approve fees for compensation consultants and other advisors as it deems appropriate to assist it in the fulfillment of its duties. Since 2016, the Committee has retained Pearl Meyer as its independent compensation consulting firm. The Committee has reviewed and confirmed the independence of Pearl Meyer. Neither Pearl Meyer nor any of its affiliates provide any services to the Company except for services related solely to executive officer and director compensation.
Henry L. Guy, John P. Schauerman and Benjamin Rosenzweig served on the Compensation & Long-Term Incentive Committee as of December 31, 2021.

Corporate Governance Committee
All members of the Corporate Governance Committee are independent as defined in the NASDAQ Rules. This Committee acts pursuant to a written charter which is available on the Company’s website at www.synalloy.com. This Committee is responsible for reviewing and recommending changes in the size and composition of the Board of Directors and evaluating and recommending candidates for election to the Company’s Board. The Committee also reviews and oversees corporate governance issues and makes recommendations to the Board related to the adoption of policies pursuant to rules of the SEC, NASDAQ and other governing authorities, and as required by the Sarbanes-Oxley Act of 2002.
Henry L. Guy, John P. Schauerman and Benjamin Rosenzweig served on the Corporate Governance Committee during 2021.
Related Party Transactions
The Company requires that each executive officer, director and director nominee complete an annual questionnaire and report all transactions with the Company in which such persons (or their immediate family members) had or will have a direct or indirect material interest (except for salaries, directors’ fees and dividends on our stock). Management reviews responses to the questionnaires and, if any such transactions are disclosed, they are reviewed by the Board of Directors. The Company does not, however, have a formal written policy setting out these procedures. See “Related Party Transactions” below.
Retirement Policy
The Board of Directors has adopted a retirement policy with respect to the Company's directors. Under the policy, directors who attain the age of 75 prior to an annual meeting of the Company's shareholders are not eligible to be nominated for re-election to the Company's Board of Directors at the annual meeting.

CORPORATE GOVERNANCE
Board Leadership Structure
The Board of Directors’ roles and responsibilities are set forth in the Bylaws and Board Charter which provide for a Chairman elected by the Board from among its members. The business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time. Our Board does not have a specific policy as to whether the role of Chairman and CEO should be held by separate persons, but rather assesses the appropriate form of leadership structure on a case-by-case basis. The Board believes that this issue plays a part in the succession planning process and recognizes that there are various circumstances that weigh in favor of or against both combination and separation of these offices. Since 2002, the roles of Chairman and CEO have been held by separate persons. The Board believes it is appropriate, and in our Company’s best interests, for the two roles to continue to be separated at this time.

Board’s Role in Risk Oversight
Our Board is actively involved in the oversight of risks that could affect our Company. The Board receives regular reports from members of senior management on areas of material risk to us, including strategic, operational, financial, information technology (including cyber risk), legal and regulatory risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee of the Board, that committee reviews the report and then reports to the full Board. In addition, the Audit Committee’s charter requires the committee to inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to manage such risks, and further requires the committee to discuss with the independent auditor the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

Director Qualifications and Nomination Process
The Corporate Governance Committee has adopted Corporate Governance Guidelines that set forth factors in recommending and evaluating candidates, including personal characteristics, core competencies, commitment and independence. It also takes into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills such as understanding of appropriate technologies and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background. Although the Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the committee considers racial and gender diversity, as well as diversity in business and educational experience, as part of the total mix of information applied to identify nominees. Additionally, candidates for director must possess the highest personal and professional ethics and be committed to the long-term interests of the shareholders of the Company.
The Corporate Governance Committee does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers. The Board Charter does require that any director nominee, whether a new nominee or a previous director, must be less than 75 years of age on the date of the Annual Meeting of Shareholders and Board of Director nominee vote.
The Corporate Governance Committee will consider as potential nominees persons recommended by shareholders if the following requirements are met. If a shareholder wishes to recommend a director candidate to the Corporate Governance Committee for consideration as a Board of Directors’ nominee, the shareholder must submit in writing to the Corporate Governance Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, the number of the Company’s shares beneficially owned by the person, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. Additionally, the recommending shareholder must provide his or her name and address and the number of the Company’s shares beneficially owned by such person. This information must be delivered to the Corporate Secretary of the Company at the Company’s corporate headquarters at 1400 16th Street, Suite 270, Oak Brook, Illinois 60523 or transmission to the Corporate Governance Committee and must be received not less than 90 days nor more than 120 days prior to the Annual Meeting of shareholders. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration from the committee that other candidates receive.
Nominations for election as directors may also be made by shareholders from the floor at the Annual Meeting of Shareholders provided such nominations were received by the Company not less than 60 nor more than 90 days before the anniversary of the preceding year's annual meeting of shareholders, contain the information set forth above, and otherwise are made in accordance with the procedures set forth in the Company’s Bylaws.

Shareholder Communications with Directors
Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Synalloy Corporation, 1400 16th Street, Suite 270, Oak Brook, Illinois 60523. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.
In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Executive Chairman of the Board. In the case of communications addressed to the independent directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.
Compensation of Non-Employee Directors
For the 2021-2022 term year, non-employee directors were paid a total annual retainer of $102,000 in the form of cash and restricted stock. Directors must elect a minimum of $30,000 of the retainer fee to be paid in restricted stock and may elect up to 100% of the retainer to be paid in restricted stock. The number of restricted shares issued was determined by the average of the high and low Common Stock price on the day prior to the 2021 Annual Meeting of Shareholders or, if later, the date prior to the director’s appointment to the Board.
The annual retainer is inclusive of all director fees; directors did not receive meeting fees or chair fees in addition to the retainer, except that Mr. Rosenzweig received certain additional equity grants described in the table below relating to extraordinary services performed in his capacity as director. Directors were reimbursed for travel and other expenses related to attendance at meetings. There will be no changes to non-employee director annual retainers for the 2022-2023 term year.
The shares granted to the non-employee directors are not registered under the Securities Act of 1933 and are subject to forfeiture in whole or in part upon the occurrence of certain events.
The following table sets forth information about compensation paid by the Company to non-employee directors during calendar year 2021.

Name	Fees Paid in Cash (1)	Stock Awards (2)	Total
(a)	(b)	(c)	(d)
Henry L. Guy	$39,000	$50,000	$89,000
Benjamin Rosenzweig	$0	$298,400(3)	$298,400
John P. Schauerman	$51,000	$62,000	$113,000
(1) Represents fees paid in cash during 2021.
(2) Represents the grant date fair value, computed in accordance with FASB ASC Topic 718 as disclosed in the Stock Awards footnote to the Summary Compensation Table, of restricted shares granted to the directors for 2021 service. For 2021, the directors received restricted shares in lieu of cash retainer as follows: Henry L. Guy - 5,146; Benjamin Rosenzweig - 10,499; and John P. Schauerman - 6,381. No director has been granted any stock options by the Company.

(3) Effective as of March 18, 2022, Mr. Rosenzweig was appointed as the Executive Chairman of the Board. During 2021, Mr. Rosenzweig performed certain extraordinary services that went well beyond the typical duties of a director. In recognition of such services, the Company made the following equity awards to Mr. Rosenzweig: (a) On May 25, 2021, the Company made an award of 10,000 restricted stock units (RSUs) that vested 12 months after the grant date as long as Mr. Rosenzweig continued to serve on the Board at such time; and (b) on May 25, 2021, the Company made an award of 10,000 performance stock units (PSUs) to Mr. Rosenzweig that would vest at such time as the Company achieved a 30-day trailing volume weighted average price per share of stock of $14.50 (the Company achieved such target as of December 31, 2021).

SECURITIES OWNERSHIP
The Board of Directors has established stock ownership levels for the senior management team and the Board of Directors. Directors and executive officers have five years to achieve the targeted ownership levels. Stock ownership levels for executive officers and directors are based on dollars invested or cost basis, not market value. All directors and named executive officers are currently in compliance (or in the case of Mr. Mazzaferro is still within the five-year period to achieve the targeted ownership level).
Stock ownership requirements are as follows:
•Board of Directors - three times retainer
•CEO - four times base salary
•CFO and Segment Presidents - $250,000
Code of Conduct
Our Board has formally adopted a Code of Conduct that applies to all of our employees, officers and directors. We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Conduct for the Company’s CEO, Chief Financial Officer (CFO), Controller, or persons performing similar functions, by posting such information on the Company’s website.
There were no amendments to, or waivers of, any provision of the Code of Conduct for the Company’s CEO, CFO, Controller, or any persons performing similar functions during fiscal year 2021. A copy of our Code of Conduct is available on our website at www.synalloy.com.
Anti-Hedging Policy
Our Board adopted an anti-hedging and anti-pledging policy within its Insider Trading Policy whereby Synalloy’s directors and officers are prohibited from engaging in any speculative or hedging transactions in Company securities. Hedging transactions such as puts, calls, collars, swaps, forward sale contracts, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Company securities are prohibited without the written permission of the Board of Directors. Additionally, directors and officers are prohibited from pledging Synalloy securities as collateral for a loan.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial owners of more than 10% of our outstanding common stock (collectively, “Insiders”) to file reports with the SEC disclosing direct and indirect ownership of our common stock and changes in such ownership. The rules of the SEC require Insiders to provide us with copies of all Section 16(a) reports filed with the SEC. Based solely upon a review of copies of Section 16(a) reports received by us, and written representations that no additional reports were required to be filed with the SEC, we believe that our Insiders have timely filed all Section 16(a) reports during the 2021 fiscal year, except that the following Form 4 filings were made late:

Form	Name of Insider	Event Date	Filing Date
4	Guy Henry L	12/1/21	12/16/21
4	Guy Henry L	11/22/21	12/08/21
3	Tam Aaron M	8/30/21	9/17/21
4	Tam Aaron M	8/30/21	9/17/21
4	Rosenzweig Benjamin L	5/25/21	6/14/21
4	Hutter Christopher Gerald	6/4/21	6/10/21
4	Rosenzweig Benjamin L	5/24/21	5/27/21
4	Schauerman John P	5/24/21	5/27/21
4	Guy Henry L	5/24/21	5/27/21
4	Gibson James G	5/14/21	5/26/21
4	Schauerman John P	5/18/21	5/21/21
4	Cunningham Sarah M	2/19/21	2/26/21
4	Gibson James G	2/19/21	2/26/21
4	Padden Michael	2/19/21	2/26/21
4	Hutter Christopher Gerald	11/10/20	2/19/21
4	Gibson James G	2/7/21	2/19/21
4	Baroff Steven	2/9/21	2/19/21
4	Cunningham Sarah M	2/7/21	2/19/21
4	Roberson Maria Haughton	2/7/21	2/19/21
4	Padden Michael	2/7/21	2/19/21

EXECUTIVE OFFICERS
The following table provides information about our current executive officers other than Christopher G. Hutter, the Company’s President and CEO. Information about Mr. Hutter is set forth above under Election of Directors.

Name, Age, Principal Position and Five-Year Business Experience
Aaron M. Tam, age 53
Mr. Tam joined the Company in August 2021 as Chief Financial Officer. Prior to Synalloy, Mr. Tam was Chief Financial Officer of Northstar Aerospace, a leading independent manufacturer of components and assemblies to the global aerospace industry, where he served since 2013. Mr. Tam has served in multiple CFO roles encompassing a broad range of industries as well as spending more than a decade as a consultant, interim senior executive or restructuring advisor to a variety of businesses. Mr. Tam holds a Ph.D and M.A. in corporate finance, industrial organization and econometrics from Northwestern University and an A.B. in economics from the University of Michigan.

Timothy J. Lynch, age 50
Mr. Lynch joined the Company in April 2021 as Executive Vice President, Synalloy Metals. Prior to Synalloy, Mr. Lynch held senior leadership positions at the Americas division of Outokumpu, a global leader in the stainless-steel market. Prior to Outokumpu, Mr. Lynch served as vice president of operations, optimization, procurement and special projects at TMS International, an industry leader in outsourced mill services for global steelmakers and general manager for United States Steel Corporation. Mr. Lynch holds a Bachelor of Business Administration with an emphasis in marketing from Duquesne University. He also served as a board member of the Specialty Steel Industry of North America organization and is a graduate of the U.S. Steel Corporation management academy program.

John R. Zuppo III, age 46
Mr. Zuppo joined the Company in October 2021 upon the Company’s completion of the acquisition of DanChem Technologies, Inc. (“DanChem”) and was appointed Executive Vice President, Synalloy Chemicals in November 2021. Prior to Synalloy, Mr. Zuppo was the Chief Executive Officer of DanChem and spent nearly a decade in various leadership roles at Emerald Performance Materials, a leading producer of advanced specialty chemicals. Mr. Zuppo holds a Master of Business Administration with an emphasis in organizational behavior from the Weatherhead School of Management at Case Western Reserve University. In addition, he holds a Bachelor of Science in chemical engineering from the University of Akron.

G. Douglas Tackett, Jr., age 50
Mr. Tackett joined the Company in July 2021 as Chief Legal Officer. Prior to Synalloy, Mr. Tackett served as the Chief Legal Officer of Support.com where he oversaw all legal, governance and compliance functions. Prior to Support.com, Mr. Tackett spent over seven years as the global chief legal and compliance officer and secretary for Startek, where he led a global team of legal and compliance professionals. Mr. Tackett holds a Juris Doctor from the University of Memphis and a Bachelor of Arts from the University of Tennessee.

Set forth below is information regarding certain persons who were executive officers during a portion of 2021, which resulted in such persons being included below in “Summary Compensation Table”:

Name, Age, Principal Position and Five-Year Business Experience
Sally M. Cunningham, age 47
Ms. Cunningham joined the Company in October 2015 as Vice President of Corporate Administration. In July 2020, she was named Senior Vice President and Chief Financial Officer. Prior to Synalloy, Ms. Cunningham was Vice President, Finance and Operations at ICF International (NYSE: ICFI). Ms. Cunningham has a broad background in business operations, administration, mergers and acquisitions across a number of industries. She received her B.B.A. in Accounting from the College of William and Mary and her M.B.A from the University of Richmond. Ms. Cunningham is a Certified Public Accountant in the Commonwealth of Virginia. Ms. Cunningham separated employment on August 27, 2021.

J. Greg Gibson, age 48
In April 2015, Mr. Gibson was named President of Synalloy Chemicals, with business unit responsibility for both Manufacturers Chemicals, LLC and CRI Tolling, LLC. He served as Executive Vice President, Sales and Administration for Manufacturers Chemicals, a wholly-owned subsidiary of the Company from July 2011 to April 2015. Mr. Gibson joined the Company in 2005 as a sales representative providing expertise in building client relationships, growing product market share, sales profitability and developing and executing sales strategies. Prior to joining the Company, he began his sales career in the pharmaceutical industry. Mr. Gibson graduated with a Bachelor of Science degree from the University of Tennessee and received his M.B.A. from the University of North Alabama. Mr. Gibson separated employment in May 2021.

EXECUTIVE COMPENSATION
Compensation and Long-Term Incentive Committee Report
As a “smaller reporting company”, the Company has elected to follow the scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K. Under such scaled disclosure, the Company is not required to provide a Compensation, Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

Compensation Discussion and Analysis
As a “smaller reporting company”, the Company has elected to follow the scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K. Under such scaled disclosure, the Company is not required to provide a Compensation, Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.
Compensation of Executive Officers
2021 Summary Compensation Table
The following table sets forth certain information concerning the compensation earned in 2021 and 2020 by each of the individuals who served as Chief Executive Officer, the next two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of 2021 and two additional individuals for whom disclosure would have been the next two most highly compensated executive officers but for the fact that the individual was not serving as an executive officer at the end of 2021 (collectively referred to as the “named executive officers” or “NEOs”):

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation (2)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Christopher G. Hutter	2021	$35,568	$—	$—	$—	$350,000	$—	$385,568
President and Chief Executive Officer	2020	$4,970	$—	$791,000	$—	$—	$—	$795,970

Sally M. Cunningham	2021	$233,846	$—	$—	$—	$—	$365,633	$599,479
Former SVP & Chief Financial Officer	2020	$266,750	$35,000	$142,500	$229,239	$78,000	$8,345	$759,834

Aaron M. Tam	2021	$98,077	$—	$125,266	$—	$150,000	$—	$373,343
Chief Financial Officer

Timothy J. Lynch	2021	$227,692	$—	$91,599	$—	$225,000	$2,933	$547,224
EVP, Synalloy Metals

J. Greg Gibson	2021	$129,231	$—	$—	$—	$—	$227,054	$356,285
Former President, Synalloy Chemicals	2020	$262,500	$20,000	$159,600	$155,940	$100,203	$19,071	$717,314
(1) Represents the grant date fair value, computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements for the twelve months ended December 31, 2021 for information on the assumptions used in accounting for equity awards.

(2) All Other Compensation - The amounts shown in this column represent the Company’s contributions pursuant to the 401(k)/ESOP Plan for the named executives. Ms. Cunningham’s amount also includes severance associated with her dismissal effective August 27, 2021. Mr. Lynch’s amount includes COBRA insurance benefits. Mr. Gibson’s amount also includes severance associated with his dismissal effective May 14, 2021, and a monthly car allowance.

Outstanding Equity Awards at Fiscal Year End 2021
The following table sets forth information about stock options and restricted stock awards outstanding at the end of 2021 for each of our NEOs. No other stock awards were outstanding as of December 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)/ Exercisable (1)	Number of Securities Underlying Unexercised Options (#)/ Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Christopher G. Hutter	—	—	—	—	16,500	$271,095	—	—
Sally M. Cunningham	12,000	—	$12.995	2/5/2030	—	$—	—	$—
	10,000	—	$7.330	6/30/2030
Aaron M. Tam	—	—	—	—	9,170	$150,663	9,170	$150,663
Timothy J. Lynch	—	—	—	—	7,614	$125,098	—	$—
J. Greg Gibson	3,398	—	$14.760	2/20/2024	—	$—	—	$—
	2,092	—	$16.010	2/10/2025
	12,000	—	$12.995	2/5/2030
(1) Includes stock options granted on February 5, 2020, and June 30, 2020.
(2) For Mr. Hutter, this includes restricted stock awards granted on November 10, 2020, which vest 66% after 12 months and 33% after 18 months. For Mr. Tam this includes inducement awards granted on August 30, 2021, which vest after 36 months. For Mr. Lynch this includes inducement awards granted on April 12, 2021, which vest in 36 months.

(3) For Mr. Tam, this includes volume weighted average performance shares that vest when the 30-day weighted average of the Company stock reaches $17.00.
(4) Based on the December 31, 2021, closing stock price of $16.43 per share.

Employment Agreements
Following approval by the Committee, the Company entered into employment agreements with the named executive officers. The following information summarizes the terms of these employment agreements.
Ms. Cunningham and Mr. Gibson: The terms of the Company’s employment agreements with Ms. Cunningham and Mr. Gibson were the same, with the exception of base salary amount. Each agreement was originally entered into on March 1, 2019. Ms. Cunningham’s agreement was amended and restated on February 5, 2021, in connection with her promotion to Senior Vice President and CFO to reflect her new title and base salary. Each agreement had a one-year term that was automatically extended for an additional year on each one-year anniversary of the effective date unless the Company or the executive provided written notice that it or the executive did not wish to extend the agreement within 90 days of the end of the term. The employment agreements provided that the executive would be entitled to severance payments in the case of death or disability, termination without cause or following a change in control in the form of (1) salary continuation, (2) average cash bonus, (3) health insurance and (4) restricted stock and options vesting. The base salary may be paid in installments or in a lump sum, at the election of the Company. In order to receive the severance, the executive was required to execute a release satisfactory to the Company. Each of Ms. Cunningham and Mr. Gibson received the severance payments contemplated by their respective employment agreements in connection with the termination of their employment during 2021, with the Company electing in each case to make the base salary payments in installments during 2021. Each employment agreement contains a covenant not to engage, directly or indirectly, in competition with the Company with respect to the businesses in which it is engaged on the date the executive’s employment is terminated for a period of one year after termination. In addition, each agreement stipulates that the executive may not be employed for a period of one year after his or her termination of employment with any business that was identified as a potential acquisition target during the executive’s tenure with the Company.
Mr. Hutter: The Company entered into an employment agreement with Mr. Hutter on October 26, 2020, with an employment term commencing on November 9, 2020. At his request, Mr. Hutter elected to be compensated primarily in the form of long-term incentive compensation. Pursuant to his agreement, Mr. Hutter received a time-vesting award of fifty thousand (50,000) restricted stock units, with two-thirds of the award vesting on October 26, 2021, and the remaining one-third vesting on April 26, 2022. These restricted stock units were granted in stock. Additionally, he received an award of ninety thousand (90,000) performance stock units or “PSUs”

that will vest provided the 30-day volume weighted average price (VWAP) of a share of Company stock equals a specified target level. Fifty thousand (50,000) PSUs will vest if the 30-day VWAP per share equals eight dollars ($8.00) or more on or before October 26, 2023 (Tranche I), and the remaining forty thousand (40,000) will vest if the VWAP per share equals eleven dollars ($11.00) or more on or before October 26, 2023 (Tranche II). The 50,000 Tranche I PSUs vested on January 29, 2021. Mr. Hutter’s employment agreement provides for a base salary of $35,568. He is eligible for bonus compensation at the discretion of the Board of Directors.
For purposes of the employment agreements, a “change in control” means an event that occurs when (i) any person (as defined in Section 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, or (ii) there is a consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”).
Mr. Tam: The Company has not entered into an employment agreement with Mr. Tam, but did provide an offer letter to Mr. Tam stating that in the event that either Mr. Hutter or Mr. Rosenzweig is no longer a member of the Board and Mr. Tam’s employment is terminated within one (1) year of Mr. Hutter or Mr. Rosenzweig’s departure, Mr. Tam shall receive six (6) months of severance pay at a rate of his then current base salary. The base salary may be paid in installments or in a lump sum, at the election of the Company. In order to receive the severance, Mr. Tam will be required to execute a release satisfactory to the Company.
The following table shows the potential payments to Messrs. Hutter and Tam upon termination for the reasons described below, or to their beneficiaries in the event of death. As noted above, each of Ms. Cunningham and Mr. Gibson have already received the severance payments contemplated by their respective employment agreements in connection with the termination of their employment during 2021 and therefore they are not listed in the table below. The amounts shown assume that the employment of each executive was terminated effective December 31, 2021.

		Death or Disability	Retirement	Termination Without Cause (3)	Change in Control (1)
Christopher G. Hutter	Restricted Stock (5)	—	—	—	$390,000
Aaron M. Tam	Restricted Stock	—	—	—	$150,000
(1) Upon a triggering event under the “double-trigger” change in control, Mr. Hutter will receive an immediate vesting of all restricted stock and options as severance
(2) Restricted Stock is calculated based on the December 31, 2021, closing stock price of $16.43 per share.
RELATED PARTY TRANSACTIONS

The Company from time-to-time engages in transactions with related parties. The Company’s Board of Directors reviews any related party relationships and approves any significant modifications to any existing related party transactions, as well as any new significant related party transactions.
Expense Reimbursement
During the six months ended June 30, 2020, Privet Fund Management, LLC (“Privet”) and UPG Enterprises, LLC (“UPG”), with an ownership interest of approximately 25% of the Company’s outstanding common shares, filed a proxy statement with the Securities and Exchange Commission seeking an election of five of its nominees to the Synalloy Board of Directors at the Company’s 2020 Annual Meeting of Shareholders. At the Annual Meeting held on June 30, 2020, Synalloy shareholders voted to elect three of the five nominees designated by Privet and UPG to serve on Synalloy’s Board of Directors. In May 2021, the Company agreed to reimburse Privet and UPG for up to 90% of its documented out-of-pocket fees and expenses (including legal expenses) incurred related to the proxy contest through the date of the 2020 Annual Meeting. During the third quarter of 2021, the Company paid $0.6 million related to the reimbursement to Privet and UPG.
Sales to Related Parties
The Company’s President and Chief Executive Officer has ownership interests in other entities with which the Company may, from time-to-time, conduct business. During the year ended December 31, 2021, the Company recorded revenue of $31,073 from the sale of product to certain of these entities. During the year ended December 31, 2021, the Company received $40,000 in cash and recognized a loss on disposal of property, plant and equipment of $13,000 from the sale of property, plant and equipment to certain of these entities. The Company had no such transactions for the year ended December 31, 2020.

Lease Agreement
On August 30, 2021, the Company entered into a thirty-eight month operating lease agreement for office space with an entity affiliated with the Company’s President and Chief Executive Officer. Pursuant to the terms of the lease agreement, the Company will pay a base rent in the first year of the agreement of $5,364 monthly with an annual increase in October each year of 2.5% through the term of the agreement. During the year ended December 31, 2021, the Company recognized $0.2 million of right-of-use assets in exchange for new operating lease liabilities and incurred $23,220 in rent expense associated with this lease agreement.
Shared Services Agreement
In September 2021, the Company entered into a shared services agreement (the “Shared Services Agreement”) with UPG, an entity that has an ownership interest of approximately 8% of the Company’s outstanding common shares and an entity in which the Company’s President and Chief Executive Officer has an ownership interest. Pursuant to the agreement, UPG provides the Company with certain corporate functions, including human resources and information technology services. The Shared Services Agreement has an indefinite term, with either party having the right to terminate any or all services with 30 days’ prior written notice. Charges allocated to the Company are based on the Company’s actual use of specific services detailed in the Shared Services Agreement at a rate of $145 per hour. The Company will also pay or reimburse UPG for all out-of-pocket fees and expenses incurred by UPG in connection with the rendering of services under the Shared Services Agreement including, (i) reasonable fees and disbursements of any independent professionals and organizations, including independent accountants, outside legal counsel or consultants and (ii) travel expenses or similar expenses not associated with UPG’s ordinary operations. During the year ended December 31, 2021, the Company incurred $2,320 of expense related to the Shared Service Agreement.
PROPOSAL 2 - ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our Board is committed to a compensation philosophy and program that promotes our ability to attract, retain and motivate individuals who can achieve superior financial results. As part of that commitment, and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, shareholders are being asked to approve, in an advisory non-binding resolution, the compensation of our NEOs as disclosed in this Proxy Statement. This proposal is our “say-on-pay” proposal. The Company's current policy provides for an annual advisory vote on executive compensation. It gives you the opportunity to let us know how you view the overall compensation of our NEOs, and the policies and practices described in this Proxy Statement. It is not intended to address any specific item of compensation. In considering how to vote on this proposal, we encourage you to review all the relevant information in this Proxy Statement - the compensation tables and other related materials regarding our executive compensation program. Your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the NEOs.
Because your vote is advisory, it is non-binding on our Board; however, our Board will take into account the outcome of the vote on the say-on-pay proposal when considering future compensation arrangements. We invite shareholders who wish to communicate with our Board on executive compensation or any other matters to contact us as provided under "Corporate Governance - Shareholder Communications with Directors."
Accordingly, in compliance with the Dodd-Frank Act, we ask you to approve the following resolution:
"RESOLVED, that the shareholders of Synalloy Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, the compensation tables and the related materials regarding the Company's executive compensation in the Company’s 2021 Proxy Statement."
Vote Required
A majority of the shares present and eligible to vote at the Annual Meeting of Shareholders must vote “FOR” Proposal 2 to approve the advisory vote on the compensation of our named executive officers. The enclosed form of proxy provides a means for you to vote “For,” “Against” or to “Abstain” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions and broker non-votes will have the effect of votes against this proposal.
Board Recommendation
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 - PROPOSAL TO APPROVE THE 2022 OMNIBUS EQUITY INCENTIVE PLAN (Vote Required)
A majority of the shares present and eligible to vote at the Annual Meeting of Shareholders must vote “FOR” Proposal 3 to approve 2022 Omnibus Equity Incentive Plan. The enclosed form of proxy provides a means for you to vote “For,” “Against” or to “Abstain” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions and broker non-votes will the effect of a vote against this proposal.
Introduction
On April 25, 2022, the Board of Directors approved, upon the recommendation of the Compensation Committee but subject to stockholder approval, adoption of the Synalloy Corporation 2022 Omnibus Equity Incentive Plan (the “Plan”) and directed that the Plan be submitted for approval by our stockholders at our 2022 Annual Meeting of Stockholders. The full text of the Plan is set forth in Exhibit A to this proxy statement. The following summary description is qualified in its entirety by reference to the full text of the Plan.

Background of the Proposal to Approve the Plan
In considering whether to propose adoption of the Plan, including the number of shares to be covered thereby, the Board of Directors considered many factors, including the following:
•Compensation Philosophy - The Board views equity awards as a key component of our compensation program and believes that use of equity awards helps align the interests of employees, directors, and other persons who provide substantial services to us and our subsidiaries with those of our stockholders and motivate such individuals to make sound business decisions focused on long-term stockholder value creation.
•Pool of Shares Available for Awards - The Plan contemplates a pool of shares available for awards equal to 750,000 shares of common stock, subject to the share recycling terms and conditions set forth in the Plan. In establishing such number, the Board evaluated, among other things, the value of our common stock, outstanding and potential plan awards in relation to our total shares issued and outstanding and the market capitalization of the Company, and historic and anticipated grant practices. Upon approval of the Plan by our stockholders, the Company will cease granting new awards under the 2015 Stock Awards Plan, pursuant to which there are currently 693,272 shares of stock that remain authorized for issuance. In establishing the number of shares available for grant under the Plan, the Board also thus took into account the termination of additional grants under the 2015 Stock Awards Plan, and that in effect the shares available thereunder would be transferred from such old plan to the Plan.
•Inclusion of Best Practices - The Plan incorporates certain current best practices in compensation governance such as:
◦No In-the-Money Option or Stock Appreciation Right Grants - The Plan prohibits the grant of options or stock appreciation rights with an exercise price less than the fair market value of our common stock on the date of grant;
◦No Repricing Without Stockholder Approval - Repricing of stock options and stock appreciation rights is prohibited under the Plan except (i) if stockholder approval is obtained or (ii) in connection with certain “corporate events” as defined in the Plan, including a stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction;
◦Clawback Provision - Awards granted under the Plan will be subject to clawback on the terms of any clawback policy adopted by the Board of Directors or administrator of the Plan, including any clawback policy adopted in response to the SEC or stock exchange rules. Any such policy may subject awards and shares or amounts paid or realized with respect to awards to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur; and
◦Forfeiture and Recoupment of Awards – Awards granted under the Plan will be subject to generally applicable policies as to forfeiture and recoupment as may be adopted from time to time by the Board or administrator of the Plan. Participants must forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or stock appreciation rights or the sale of any common stock to the extent required by applicable law or as required by applicable stock exchange rules.

•Expected Duration - The Board of Directors expects that if the Plan is approved by our stockholders, the shares available for future awards will be sufficient for currently anticipated needs for approximately three years. Expectations regarding future share usage under the Plan are based on a number of assumptions such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the Plan reserve upon their expiration, forfeiture or cash settlement, and the future performance of our stock price. While the Board of Directors believes that the assumptions it used are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized.

Purpose of the Plan
The purpose of the Plan is to attract, retain, motivate and reward our qualified employees, directors, and consultants whose present and potential contributions to us and our subsidiaries are of importance, by providing the opportunity to acquire and maintain awards. We believe that the Plan will encourage long-term service, recognize individual contributions and reward achievement of Company goals, and will promote the creation of long-term value for stockholders by closely aligning the interests of Plan participants with those of stockholders.

Administration
The Plan will be administered by the Board or any committee of the Board so designated to administer the Plan (the “Administrator”). The Administrator has authority to determine (among other things) to whom awards will be granted, the value of shares under the Plan, the type, form, and number of awards, and vesting, acceleration, restrictions, limitations, form of payment and terms and conditions applicable to awards. The Administrator may also suspend or accelerate award vesting or waive award restrictions.

The Administrator is authorized to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret and reconcile inconsistencies or omissions relating to the Plan and award terms, and to make all decisions and determinations under the Plan. The Administrator may authorize any person to execute documents in relation to the Plan on its behalf and may delegate its authorities and powers to officers and directors subject to certain conditions and application of applicable Delaware Law.

The Administrator has authority, with respect to non-U.S. jurisdictions, to determine which of our affiliates are covered by the Plan, to determine which individuals outside of the U.S. are eligible for the Plan, to modify the terms and conditions of awards to comply with foreign laws or listing requirements, to establish sub-plans and modify exercise procedures to the extent necessary or advisable (subject to certain limitations), and to take any action it deems advisable to comply with applicable governmental regulatory exemptions or approval or listing requirements of any foreign securities exchange.

Eligibility
Any individual classified as an employee by us or one of our subsidiaries and consultants and directors are eligible to participate in the Plan. Only employees are eligible to receive Incentive Stock Options (defined below).

Number of shares Available for Issuance
The aggregate number of shares which may be issued under the Plan is equal to 750,000. The shares issued under the Plan may be authorized but unissued or reacquired Company common stock, including shares purchased by the Company on the open market for purposes of the Plan.

Upon exercise, settlement or conversion of any award, the number of shares subject to the award (less the shares actually issued in connection with the exercise, settlement or conversion) will be again available for grant under the Plan. Additionally, shares associated with awards that are forfeited, canceled, expired or otherwise terminated and shares that are withheld to satisfy tax withholding obligations will be again available for grant under the Plan. Awards which the Administrator reasonably determine will be settled in cash will not reduce the maximum number of shares which may be issued under the Plan. Shares or awards that are issued in assumption of or in substitution for any outstanding awards will not count against the shares available for grant under the Plan. The Administrator may adopt reasonable counting procedures to ensure appropriate counting of shares and may make adjustments if the number of shares actually delivered differs from the number of shares previously counted in connection with an award.

Authority to Amend Awards and Shares; Corporate Events
In the event of a stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company common stock, the Administrator is authorized to adjust the number of shares available for issuance under the Plan and the number, class and option price or base price of any outstanding awards (as applicable), make substitutions, revisions or other provisions and take such other actions as it determines to be equitable. In the event of certain “corporate events” as defined in the Plan, the Administrator has authority to change the number of shares or other securities covered by outstanding awards, the prices specified in such awards, the securities, cash or other property to be received upon award exercise, settlement or conversion of such awards, and any applicable performance goals. Unless approved in advance by a majority of shares entitled to vote generally in the election of our directors or as a result of a corporate event, the Administrator does not have authority to reduce the exercise price of any outstanding option or base price of any outstanding stock appreciation rights.

General Terms of Awards
Award Agreements. Each award will be evidenced by an agreement setting the terms, conditions, restrictions and/or limitations applicable to an award, in addition to and not inconsistent with those set forth in the Plan, as the Administrator may deem equitable and in the best interests of the Company and its subsidiaries. Awards may be granted either alone or in tandem, in the discretion of the Administrator.

Vesting and Term. Each agreement will set forth the period until the award is scheduled to expire. The Administrator may determine the vesting conditions of awards.

Transferability. Unless otherwise approved by the Administrator, no award will be liable for the debts, contracts or engagements of a Plan participant or his or her successors, nor will it be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means or by operation of law, judgment, levy, attachment, garnishment or any other legal or equitable proceedings; provided, however, that awards may be transferred by will or by the applicable laws of descent and distribution or, with the prior approval of the Company’s General Counsel or the Administrator, estate planning transfers. The Administrator may set forth additional restrictions on the transferability of shares issued upon exercise of options and stock appreciation rights as it deems appropriate. Each participant may designate a beneficiary to exercise any award or receive payment under any award payable on or after the participant’s death.

Termination of Service. Subject to certain exceptions, unvested awards granted under the Plan are forfeited upon a participant’s termination of employment or service for any reason, unless otherwise provided in the applicable award agreement.

Stockholder Rights. Unless otherwise provided, the holder of an award is not entitled to the rights or privileges of a stockholder with respect to such award unless and until the associated shares have been issued to such holder.

Section 409A. If the Administrator determines that any award may be subject to Section 409A of the Internal Revenue Code and related regulations under such section (“Section 409A”), the Administrator may adopt amendments to the Plan and applicable award agreement or other policies and procedures determined by the Administrator as necessary to exempt the award from Section 409A, comply with Section 409A, or comply with any correction procedures available under Section 409A.

Types of Awards
The types of awards that may be granted under the Plan include stock option awards, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance shares, performance units, deferred share units, cash awards, and dividend equivalents. The Administrator also has the discretion to grant other types of equity-based or equity-related awards, as long as they are evidenced by an award agreement. In addition to the general terms of all the awards, as described above, the basic characteristics of the awards that may be granted under the Plan are as follows:

Stock Option Awards. A stock option award is an option to purchase Company common stock. Stock option awards vest and become exercisable according to the terms of the agreement (unless sooner accelerated by the Administrator), but in no event will an option become exercisable after the expiration of 10 years from the grant date (5 years for certain Incentive Stock Options). Award agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such options as “incentive stock options” under Section 422 of the Code. Non-Qualified Stock Options are stock option awards that do not meet the requirements of Incentive Stock Options, as described below. The exercise price will be determined by the Administrator and may not be less than the fair market value of a share of common stock on the grant date. The exercise price is payable in full at the time of exercise and may be paid in cash, cash equivalents, shares or other awards under the Plan or other Company plans, other property, or any other legal consideration the Administrator deems appropriate.

A participant may not receive an Incentive Stock Option under the Plan if, immediately after the grant of the award, the participant would own shares with more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation of the Company, subject to certain exceptions. If a Participant makes any disposition of shares issued pursuant to an Incentive Stock Option under circumstances that would constitute a disqualifying disposition, the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement.

Stock Appreciation Rights. A stock appreciation right is a right to receive payment in cash and/or shares equal to the product of (i) the excess, if any, of the fair market value of one share on the date of exercise over a specified price that will not be less than 100% of the fair market value of one share on the grant date, multiplied by (ii) a stated number of shares. Stock appreciation rights vest and become exercisable according to the terms of the award agreement (unless sooner accelerated by the Administrator), but in no event will stock appreciation rights be exercisable after the expiration of 10 years from the grant date. Stock appreciation rights granted in tandem with stock option awards become vested and exercisable on the same date or dates as such stock option awards and may only be exercised upon surrender of the right to exercise such stock option awards for an equivalent number of shares and only with respect to the shares for which the related stock option awards are then exercisable. The agreement may provide for a limitation upon the amount or percentage of total appreciation on which payment may be made upon exercise.

Restricted Stock Awards. Restricted stock awards are stock awards subject to restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, in such installments, as the Administrator determines. Restricted stock awards may be evidenced in such manner as the Administrator shall determine. The Administrator may allow or require a restricted stock award recipient to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock, applied to the purchase of additional awards, or deferred without interest to the date of vesting of the restricted stock award. Unless otherwise determined by the Administrator, shares distributed in connection with a stock split or stock dividend and other property distributed as a dividend will be subject to restrictions and risk of forfeiture to the same extent as the restricted stock award.

Restricted Stock Units. Restricted stock unit awards are a right to receive shares, cash or a combination of cash and shares at the end of a specified period (which may or may not be coterminous with the vesting schedule of the underlying award). The Administrator will set the terms and conditions and specific dates of vesting for restricted stock units in its discretion. Unless otherwise provided in an award agreement, on the settlement date, the Company will transfer to the participant a number of shares equal to the number of restricted stock units or cash in an amount equal to the fair market value of the specified number of shares equal to the number of restricted stock units, or a combination thereof, as determined by the Administrator. The Administrator will specify the purchase price, if any, to be paid by the restricted stock unit award recipient for any shares that are issued.

Performance Shares and Performance Units. A Performance share is a contractual right to receive a share (or the cash equivalent of the share) upon achievement, in whole or in part, of certain performance goals set by the Administrator. Performance units are a U.S. Dollar denominated unit payable on the achievement, in whole or in part, of applicable performance goals set by the Administrator. The Administrator will specify the performance period for achievement of performance goals and may impose, as a vesting condition, completion of a minimum period of service. After the end of a performance cycle, the Administrator will determine the number of performance shares, other performance awards, and the number and value of performance units or the amount of any cash entitlement that has been earned or vested. The Administrator has the right, in its absolute discretion, to reduce or eliminate the amount otherwise payable to an award recipient based on individual performance or any other factors that the Administrator deems appropriate.

Deferred Share Units. Deferred share unit awards allow for the credit to a notational account of a hypothetical unit which represents the right to receive a share of Company stock or cash equal to the fair market value thereof on settlement of the account. No shares are issued at the time of grant. Unless otherwise provided by the Administrator, deferred share unit awards are fully vested and nonforfeitable when granted. Deferred share units are settled in cash or in shares or any combination of cash and shares on the date specified in the award agreement.

Cash Awards and Dividend Equivalents. The Administrator may grant awards denominated in cash on a free-standing basis or as an element of, a supplement to, or in lieu of any other awards under the plan in such amounts and subject to other terms as the Administrator in its discretion determines to be appropriate. The Administrator may grant dividend equivalents in tandem with other awards or as freestanding awards. Dividend equivalents may be subject to vesting conditions as determined by the Administrator. Dividend equivalents granted in connection with other awards do not vest until the connected awards vest and dividend equivalents are forfeited if the connected awards are forfeited.

Effect of a Change in Control
Unless otherwise provided in an award agreement or determined by the Administrator prior to the occurrence of a change in control (as defined in the Plan), upon a change in control, each outstanding award that is not yet fully exercisable or vested (and certain vested awards, as determined by the Administrator), will not be accelerated or cancelled if the Administrator determines that such awards will be honored or assumed or that new rights will be substituted for such awards (“Alternative Awards”) following the change in control. The Alternative Awards must give participants rights and entitlements substantially equivalent to or better than the rights and terms applicable to the original awards and provide for certain vesting with respect to service-based or performance-based vesting requirements if the participant’s employment is terminated without cause or for good reason within twelve months of the change in control. The Administrator may modify or impose certain new performance-based vesting requirements on performance-based awards to the extent that they no longer operate as intended in connection with a change in control.

If the shares provided under Alternative Awards are not publicly traded, (1) the acquisition, holding and disposition of such shares may be subject to terms and conditions established by the Administrator and (2) the Company or our acquirer in a change in control will be required to repurchase any Alternative Awards or underlying shares following termination of employment (other than for Cause or other circumstances resulting in forfeiture of the Alternative Awards) for cash or marketable securities equal to the fair market value of the shares underlying the Alternative Awards on the effective date of termination.

If the Administrator determines that no Alternative Awards will or should be provided in connection with a change in control, unless otherwise provided in the applicable award agreement: each unvested award (other than performance awards and freestanding dividend equivalents) will immediately become exercisable or vested; outstanding option and stock appreciation rights awards will be canceled in exchange for payment equal to the excess of the change in control price (as defined in the Plan) over the applicable option price or stock appreciation right base price; shares underlying restricted stock, restricted stock units, performance shares and performance units and other stock-based awards that are vested will be issued, unless the Administrator otherwise settles such awards in cash pursuant to the Plan; outstanding performance awards will be cancelled (unless otherwise determined by the Administrator or set forth in the applicable award agreement); and freestanding dividend equivalent awards will be cancelled without payment.

To the extent that any portion of the amount paid by an acquirer in connection with a change in control is other than cash or is paid other than at the time of the change in control, the award holders will receive the same value in respect of their awards as is received by our stockholders in respect of their common stock, and the Administrator will determine the extent to which such value will be paid in cash, securities or other property, or in a combination of cash and securities or other property.

Duration, Amendment and Termination
The Administrator may modify, suspend or terminate the Plan at any time except that approval of the majority of the shares entitled to vote at a duly constituted meeting of shareholders is required to increase the number of shares under the Plan (subject to certain exceptions), modify the class of persons eligible to participate in the Plan, modify the prohibition regarding repricing under the Plan, and materially modify the Plan in a manner that would require shareholder approval, under applicable law. No amendment, suspension or termination may adversely alter or impair any rights or obligations under an award without the consent of the award holder. Subject to stockholder approval, the Plan will be effective and continue in effect unless sooner terminated until the day immediately preceding the tenth anniversary of the effective date of the Plan.

Federal Tax Considerations
The following summary sets forth the tax events generally expected for United States citizens under current United States federal income tax laws in connection with awards under the Plan.

Incentive Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a long-term capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. Such capital gain or loss will be long-term or short-term based upon how long the shares were held. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be generally treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

Non-Qualified Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time a non-qualified stock option is granted under the Plan. At the time of exercise of a non-qualified stock option, the recipient will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. A recipient’s tax basis in the shares received upon exercise of a non-qualified stock option will be its fair market value on the date of exercise. Upon disposition of the shares, the difference between any amount realized by the recipient and the recipient’s tax basis in the shares disposed will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Stock Appreciation Rights; Performance Shares and Performance Units. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right, performance shares or performance unit award; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, in the year cash or shares of common stock are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance shares or performance unit award; and (c) the amount of such ordinary income, and our deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share or performance unit award are the same as described below with respect to a disposition of unrestricted shares.

Restricted Stock; Restricted Stock Units. For restricted stock, unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the recipient will generally realize ordinary income, and we will be entitled to a corresponding deduction, equal to the fair market value of the restricted stock (determined without regard to any restrictions that may lapse) as of the date of grant and the later removal or expiration of the restrictions will have no tax consequences.

When the recipient disposes of restricted stock, the difference between the amount received upon such disposition and the amount the recipient realized as ordinary income (the recipient’s basis) will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares have been held. A recipient’s holding period for restricted stock will begin when the restrictions are removed or expire or, if an election was made under Section 83(b) of the Code, the date of grant of the restricted stock.

Deferred Share Unit Awards. Recipients of deferred unit awards will not realize ordinary income upon grant of the award. The recipient will recognize income, and we will be entitled to a corresponding deduction, at the time of payment of the award in accordance with Section 409A of the Code. The amount that must be included in income is the value of the cash or shares received on the date of payment.

Dividend Equivalents and Cash Awards. Recipients of dividend equivalents and cash awards will be subject to taxation on such awards depending on whether such awards are subject to vesting conditions and whether such awards are subject to or exempt from Section 409A.

Withholding. The Plan permits us to withhold from awards or from any other amounts due the service provider an amount sufficient to cover any required withholding taxes. In lieu of cash, the Administrator may permit a participant to cover withholding obligations through (among other things) a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

New Plan Benefits

The table below provides the benefits and amounts that will be received by or allocated to each of the named individuals if the Plan is approved by the stockholders. Because other awards under the Plan are within the discretion of the Administrator, except as set forth in the table below, future awards under the Plan are generally not determinable.

2022 Omnibus Equity Incentive Plan
Name and Position(1)	Dollar Value ($)	Number of Units
Christopher G. Hutter, President and Chief Executive Officer	—	—
Aaron M. Tam, Chief Financial Officer	—	—
Timothy J. Lynch, EVP, Synalloy Metals	—	—
Current Executive Officers (as a group)	—	—
Current Non-Employee Directors (as a group)(2)	$1,729,600	65,000
All Employees, Excluding Executive Officers (as a group)	—	—
(1) Ms. Cunningham and Mr. Gibson are no longer employed by the Company and are omitted from the table.
(2) Effective as of March 18, 2022, Mr. Rosenzweig was appointed as the Executive Chairman of the Board. In connection with the appointment, in recognition of (among other things) significant responsibilities undertaken and his historic and anticipated time commitment to the Company, Mr. Rosenzweig was awarded, contingent upon and subject to approval of the Plan: (i) 15,000 restricted stock units, 50% of which will vest on April 26, 2023 and the remainder of which will vest on April 26, 2024, and (ii) 50,000 performance stock units, 12,500 of which will vest upon the achievement of a VWAP of the Company of $25.00, $27.50, $30.00 and $35.00, respectively, during the performance period from March 18, 2022 through April 26, 2025, in each case subject to certain terms and conditions. The dollar value set forth above is based on (a) the Company’s stock price as of March 7, 2022 for the restricted stock units and (b) for the performance stock units, the applicable VWAP targets causing the vesting of such performance stock unit awards.

Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2022 OMNIBUS EQUITY INCENTIVE PLAN.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2021. The Audit Committee has discussed with the Company’s independent auditors, BDO USA LLP, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received the written disclosures and the letter from BDO USA LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BDO USA LLP, its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

The Audit Committee
John P. Schauerman
Henry L. Guy
Benjamin Rosenzweig

Fees Paid to Independent Registered Public Accounting Firm
The following table sets forth the aggregate fees billed by BDO USA LLP for audit services rendered in connection with the consolidated financial statements and reports for the fiscal year ended December 31, 2021 (referred to as "Fiscal 2021") and aggregate fees billed by KPMG LLP for audit services rendered in connection with the consolidated financial statements and reports for the fiscal year ended December 31, 2020 ("referred to as "Fiscal 2020") and for other services rendered by each respective firm during fiscal years 2021 and 2020, on behalf of the Company and its subsidiaries, which have been billed or will be billed to the Company.

Fee Category	Fiscal 2021	% of Total	Fiscal 2020	% of Total
Audit Fees	$858,648	70.8%	$1,223,546	99.4%

Audit Related Fees	$353,826	29.2%	$7,000	0.6%

Tax Fees	—	—%	—	—%

All Other Fees	—	—%	—	—%

Total Fees	$1,212,474	100.0%	$1,230,546	100.0%
Audit Fees: Audit fees include fees and out-of-pocket expenses billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company’s independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. Audit Fees also include fees for the audit of the Company’s internal controls related to Sarbanes-Oxley Section 404 compliance based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.
Audit Related Fees: In Fiscal 2021 audit related fees include costs associated with the acquisition of DanChem Technologies, Inc. and costs associated with environmental compliance. In Fiscal 2020, audit related fees include costs associated with environmental compliance.
Tax Fees: The Company did not incur tax fees in 2021 or 2020.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent registered public accounting firm, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full committee at its next scheduled meeting. During Fiscal 2021, all audit and permitted non-audit services were pre-approved by the Audit Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the year ending December 31, 2021, and the related interim periods. The Audit Committee invited several independent registered public accounting firms to participate in this process, including KPMG LLP, which audited the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019. Following the competitive process, on March 12, 2021, the Audit Committee dismissed KPMG LLP as the Company’s independent registered public accounting firm. On March 12, 2021, the Audit Committee selected BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the year ended December 31, 2021, and the related interim periods. BDO completed its standard client acceptance procedures on March 17, 2021.
KPMG LLP’s reports on the Company’s consolidated financial statements as of and for the year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two fiscal years ended December 31, 2021 and 2020, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG LLP concurred with the Company’s assessment of a material weakness related to the Company’s control environment.
In its Management’s Report on Internal Control Over Financial Reporting as set forth in item 4 “Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, the Company reported a material weakness over internal controls, which constitutes a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). The Audit Committee discussed the subject matter of the reportable events with KPMG LLP. Subsequently, the Audit Committee and management developed a remediation plan detailed in its Management’s Report on Internal Control Over Financial Reporting as set forth in item 4 “Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The Company has authorized KPMG LLP to respond fully to BDO’s inquiries concerning the subject matter of such reportable event.

During the years ended December 31, 2020 and 2019, and the subsequent interim period through March 12, 2021, neither the Company nor anyone on the Company’s behalf consulted BDO regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.
PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Although Delaware law and SEC rules do not require shareholder ratification to proceed with the appointment, our Audit Committee and our Board are requesting that our shareholders ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2022. Our Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the appointment, our Audit Committee may investigate the reasons for shareholder rejection and may consider whether to retain BDO USA, LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders or the Company. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they so desire, and to respond to appropriate questions with respect to that firm’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2021.
Vote Required
A majority of the shares present and eligible to vote at the Annual Meeting of Shareholders must vote “FOR” Proposal 4 to ratify our Audit Committee’s appointment of BDO USA, LLP as our independent auditor for the fiscal year ended December 31, 2022. The enclosed form of proxy provides a means for you to vote “For,” “Against” or to “Abstain” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions and broker non-votes will have the effect of a vote against this proposal.
Board Recommendation
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.
SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS
Any shareholder proposal to be included in the proxy materials for the 2023 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC and received by the Company at its principal executive offices, 1400 16th Street, Suite 270, Oak Brook, Illinois 60523, no later than December 29, 2022.
In order for a shareholder to bring any business or nominations before the 2023 Annual Meeting of Shareholders, certain conditions set forth in the Company’s Bylaws must be complied with, including but not limited to, the delivery of a notice to the Corporate Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the 2022 Annual Meeting which is scheduled to be held on June 6, 2022; provided, however, that if the date of the 2023 Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 30 days from the first anniversary of the 2022 Annual Meeting of Shareholders, to be timely, notice must be received by the Company not earlier than the close of business on the 90th day prior to such meeting and not later than the close of business on the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. With respect to any shareholder proposal not received by the Company in accordance with the Company’s Bylaws, the designated proxy agents will vote on the proposal in their discretion.
REFERENCES TO OUR WEBSITE ADDRESS
References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the Nasdaq Rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.
INCORPORATION BY REFERENCE
The "Audit Committee Report" is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

OTHER MATTERS TO COME BEFORE THE MEETING
The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Doug Tackett, Corporate Secretary

Exhibit A

SYNALLOY CORPORATION
2022 OMNIBUS EQUITY INCENTIVE PLAN

Synalloy Corporation
2022 Omnibus Equity Incentive Plan

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Synalloy Corporation
2022 Omnibus Equity Incentive Plan
ARTICLE I
PURPOSES
The purpose of the Synalloy Corporation 2022 Omnibus Equity Incentive Plan, as may be amended from time to time (the “Plan”), is to aid the Company and its Subsidiaries in attracting, retaining, motivating and rewarding qualified Employees, Directors, and Consultants whose present and potential contributions to the Company and its Subsidiaries are of importance, by providing the opportunity to acquire and maintain Awards. The Company believes that the Plan will encourage long-term service, recognize individual contributions and reward achievement of Company goals, and will promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders.
ARTICLE II
DEFINITIONS
Whenever the following terms are used in the Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.
Section 2.1 “Administrator” shall mean the Board or any committee of the Board designated by the Board to administer the Plan, in each case as further provided in Article III.

Section 2.2 “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall have the meaning given such term under Rule 405 of the Securities Act.

Section 2.3 “Alternative Award” shall have the meaning set forth in Section 14.1.

Section 2.4 “Applicable Laws” shall mean the requirements relating to [stock options, restricted stock, restricted stock units, performance shares, performance awards, and other equity-based compensation awards] and plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

Section 2.5 “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Stock Appreciation Right (SAR), Dividend Equivalent, Deferred Share Unit or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

Section 2.6 “Award Agreement” shall mean any written agreement, contract or other instrument or document that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those set forth in the Plan. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for Participant acceptance of, or actions under, an Award Agreement, unless otherwise expressly specified herein.

Section 2.7 “Base Price” shall have the meaning set forth in Section 2.49.

Section 2.8 “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

Section 2.9 “Cash Award” shall have the meaning set forth in Section 12.1.

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Section 2.10 “Cause” with, respect to any Participant, shall mean any one or more of the following, as determined by the Administrator in its sole discretion, unless an alternative definition is set forth in an applicable Award Agreement or an applicable employment agreement of the Participant:

(a) a Participant’s commission of a felony or any crime of moral turpitude:
(b) a material violation of a written policy of the Company or any Subsidiary which is grounds for termination;
(c) failure on the part of the Participant to perform his or her officer, employment or other duties to the Company or any Subsidiary in any material respect, after notice of such failure and (if such may be corrected as determined by the Administrator) a reasonable opportunity to correct it; or
(d) failure to comply in any material respect with any applicable legal or regulatory requirements, including but not limited to the Foreign Corrupt Practices Act, the Securities Act, the Exchange, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the Truth in Negotiations Act, or any rules or regulations promulgated thereunder.
Section 2.11 “Change in Control” shall mean the first to occur of any of the following events after the Effective Date:

(a) any transaction or series of related transactions, whether by way of sales of capital stock, merger, consolidation or otherwise, that results in the direct or indirect beneficial ownership by any person, entity or “group” (as defined in Section 13(d) of the Exchange Act), excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, or any Affiliates of any of the foregoing, of more than 50% of the combined voting power of the Company’s (or, if applicable, the surviving company after such a merger) then outstanding voting securities;
(b) within any 12-month period, the persons who were members of the Board at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board, provided that any director appointed or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this clause (b); or
(c) the sale, transfer or other disposition of all or substantially all of the assets of the Company, in one or a series of related transactions, to one or more Persons that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company;
in each case, provided that, as to Awards subject to Section 409A of the Code, such event also constitutes a “change in control” within the meaning of Section 409A of the Code.
In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.
Section 2.12 “Change in Control Price” shall mean the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

Section 2.13 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

Section 2.14 “Company” shall mean Synalloy Corporation, a Delaware corporation, and shall include any successor thereto.
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Section 2.15 “Company Common Stock” shall mean the Class A common stock, par value $1.00 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

Section 2.16 “Consultant” shall mean any Person who is engaged by the Company or any of the Subsidiaries to render consulting or advisory services to such entity.

Section 2.17 “Corporate Event” shall mean, as determined by the Administrator in its sole discretion, any transaction or event described in Section 4.2(a) or any unusual or nonrecurring transaction or event affecting the Company, any Subsidiary, or the financial statements of the Company or any of its Subsidiaries, or changes in Applicable Laws or accounting principles (including, without limitation, a recapitalization of the Company).

Section 2.18 “Deferred Share Unit” shall mean a unit credited to a Participant’s account in the books of the Company under Article X, which represents the right to receive one Share of Company Common Stock or cash equal to the Fair Market Value thereof on settlement of the account.

Section 2.19 “Director” shall mean a member of the Board or a member of the board of directors of any Subsidiary.
Section 2.20 “Disability” shall mean (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant or, in the absence of such a plan or program, as determined by the Administrator, provided, that, with respect to Awards that are not subject to Section 409A of the Code, in the case of any Participant who, as of the date of determination, is a party to an effective employment, severance, consulting or other services agreement with the Company or any Subsidiary that employs such Participant, “Disability” shall have the meaning, if any, specified in such agreement, and (y) for Awards that are subject to Section 409A of the Code, “disability” shall have the meaning set forth in Section 409A(a)(2)(c) of the Code.

Section 2.21 “Dividend Equivalent” shall mean the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

Section 2.22 “Effective Date” shall have the meaning set forth in Section 15.7.

Section 2.23 “Eligible Representative” for a Participant shall mean such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or trust or the then applicable laws of descent and distribution to represent the Participant hereunder.

Section 2.24 “Employee” shall mean any individual classified as an employee by the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, including any person to whom an offer of employment has been extended (except that any Award granted to such person shall be conditioned on his or her commencement of service). A person shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries, or any successor to the foregoing. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, and such Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option on the first (1st) day immediately following a three (3)-month period from the date the employment relationship is deemed terminated.

Section 2.25 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

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Section 2.26 “Executive Officer” shall mean each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

Section 2.27 “Fair Market Value” of a Share as of any date of determination shall be, unless otherwise determined by the Administrator:

(a) If the Company Common Stock is listed on any established stock exchange or a national market system, then the closing price on such date per Share as reported on such stock exchange or system shall be the Fair Market Value for the date of determination;
(b) If there are no transactions in the Company Common Stock that are available to the Company on any date of determination pursuant to clause (a) but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value determined as of the immediately preceding trading date shall be the Fair Market Value for the date of determination; or
(c) If neither clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator.
Section 2.28 “FICA” shall mean the U.S. Federal Insurance Contributions Act, as amended.

Section 2.29 “Good Reason” with respect to any Participant, has the meaning, if any, set forth in an applicable Award Agreement or an applicable employment agreement (or, if there is no such definition in the Participant’s Award Agreement or employment agreement of the Participant, this term shall not apply to the Participant).

Section 2.30 “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Section 422 of the Code.

Section 2.31 “Incumbent Directors” shall have the meaning set forth in the definition of “Change in Control.”

Section 2.32 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

Section 2.33 “Option” shall mean an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

Section 2.34 “Option Price” shall have the meaning set forth in Section 6.3.

Section 2.35 “Optionee” shall mean a Participant to whom an Option or SAR is granted under the Plan.

Section 2.36 “Participant” shall mean any Service Provider who has been granted an Award pursuant to the Plan that remains outstanding.

Section 2.37 “Performance Award” shall mean Performance Shares, Performance Units and all other Awards that vest (in whole or in part) upon the achievement of specified Performance Goals.

Section 2.38 “Performance Cycle” shall mean the period of time selected by the Administrator during which performance is measured for the purpose of determining whether or the extent to which a Performance Award has been earned or vested.

Section 2.39 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 9.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

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Section 2.40 “Performance Share” means an Award granted pursuant to Article IX of the Plan of a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 2.41 “Performance Unit” means a U.S. Dollar denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article IX of the Plan, payable upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 2.42 “Person” shall mean an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

Section 2.43 “Plan” shall have the meaning set forth in Article I.

Section 2.44 “Replacement Awards” shall mean Shares or Awards, issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of the Subsidiaries as reasonably determined by the Administrator.

Section 2.45 “Restricted Stock” shall mean an Award granted pursuant to Section 8.1.

Section 2.46 “Restricted Stock Unit” shall mean a right, granted pursuant to Article VIII of the Plan, to receive Shares, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the underlying Award).

Section 2.47 “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

Section 2.48 “Service Provider” shall mean an Employee, Consultant or Director.

Section 2.49 “Share” shall mean a share of Company Common Stock.

Section 2.50 “Stock Appreciation Right” or “SAR” shall mean the right to receive a payment from the Company in cash and/or Shares equal to the product of (i) the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator (which specified price shall not be less than the Fair Market Value of one Share on the grant date), multiplied by (ii) a stated number of Shares.

Section 2.51 “Stock-Based Award” shall have the meaning set forth in Article XI.

Section 2.52 “Subsidiary” shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly controls at least a 50% equity interest, provided that, to the extent required under Section 422 of the Code when granting an Incentive Stock Option, Subsidiary shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 2.53 “termination of employment,” “termination of service” and any similar term or terms shall mean, with respect to an Employee, the date the Participant ceases to be an Employee (determined without regard to any statutory or deemed or express contractual notice period); with respect to a Director who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Director ceases to be a member of the Board; and, with respect to a Consultant who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Consultant ceases to provide consulting or advisory services to the Company or any of its Subsidiaries; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation
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from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder.
Section 2.54 “Withholding Taxes” shall mean any federal, state, local or foreign income, employment or other taxes, however denominated, required to be deducted or withheld under Applicable Law, as determined by the Company.

ARTICLE III
ADMINISTRATION
Section 3.1 Administrator. The Plan shall be administered by the Board or a committee appointed by the Board.
Section 3.2 Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority to do the following:
(a) determine the Fair Market Value;
(b) determine the type or types of Awards to be granted to each Participant;
(c) select the Service Providers to whom Awards may from time to time be granted hereunder;
(d) determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(e) approve forms of Award Agreements for use under the Plan, which need not be identical for each Service Provider;
(f) determine the terms and conditions of any Awards granted hereunder (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Awards or the Company Common Stock relating thereto) based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(g) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award, including, but not by way of limitation of, all questions of whether a particular Service Provider has taken a leave of absence, all questions of whether a leave of absence taken by a particular Service Provider constitutes a termination of service, and all questions of whether a termination of service of a particular Service Provider was for Cause;
(h) prescribe, amend and rescind rules and regulations relating to the Plan;
(i) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;
(j) suspend or accelerate the vesting of any Award or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto;
(k) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(l) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;
(m) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and
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(n) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
Any determination made by the Administrator under the Plan, including, without limitation, under Section 4.2, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan.
Section 3.3 Delegation by the Administrator. The Administrator may delegate any portion of its authority, duties and powers under the Plan with respect to Participants who are not the Chief Executive Officer, Executive Officers or non-employee Directors of the Board, subject to such terms or conditions or guidelines as the Board or Administrator shall determine (in the case of a committee acting as the Administrator, to the extent of its authority under the committee’s charter or as otherwise approved by the Board), to any officer or group of officers, or Director or group of Directors of the Company or its Affiliates; provided that any delegation to one or more officers of the Company shall be subject to and comply with Section 157(c) of the Delaware General Corporation Law (or successor provision). In addition, with respect to any Award intended to qualify for the exemption contained in Rule 16b-3 promulgated under the Exchange Act, it is intended that such Award be granted by a committee consisting of solely two or more “non-employee directors” within the meaning of such rule, or, in the alternative, the entire Board.
Section 3.4 Professional Assistance, Good Faith Actions. The Administrator may, in its discretion, elect to engage the services of attorneys, consultants, accountants, appraisers, brokers or other persons assisting in the administration of the Plan. The Administrator, the Company and its officers and Directors shall be entitled to, in good faith, rely upon the advice, reports, opinions or valuations of any such persons. All actions taken and all interpretations, decisions and determinations made by the Administrator, in good faith shall be final and binding upon all Participants, the Company and all other interested persons. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully indemnified and held harmless by the Company with respect to any such action, determination or interpretation.
Section 3.5 (e)    Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any Affiliate operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which of the Affiliates shall be covered by the Plan; (ii) determine which Service Providers outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Service Providers outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Article IV of the Plan; and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
ARTICLE IV
SHARES SUBJECT TO PLAN
Section 4.1 Shares Subject to Plan.
(a) Subject to adjustment in a manner consistent with Section 4.2, the aggregate number of Shares which are reserved and available for issuance under this Plan is equal to 750,000, and without limitation all such Shares may be granted as Incentive Stock Options. The Shares issued under the Plan may be
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authorized but unissued or reacquired Company Common Stock, including Shares purchased by the Company on the open market for purposes of the Plan. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form.
(b) Upon the grant of an Award, the maximum number of Shares set forth in Section 4.1(a) shall be reduced by the maximum number of Shares that are issued or may be issued pursuant to such Award. Upon the exercise, settlement or conversion of any Award or portion thereof, there shall again be available for grant under the Plan the number of Shares subject to such Award or portion thereof minus the actual number of Shares issued in connection with such exercise, settlement or conversion. If any such Award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall again be available for grant under the Plan. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award. For the avoidance of doubt, if Shares are withheld from issuance with respect to an Award by the Company in satisfaction of any tax withholding or similar obligations, such withheld Shares shall again be available for grant under the Plan. Awards which the Administrator reasonably determines will be settled in cash shall not reduce the Plan maximum set forth in Section 4.1(a). Notwithstanding the foregoing, and except to the extent required by Applicable Law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.
Section 4.2 Changes in Company Common Stock; Disposition of Assets and Corporate Events.
(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock or other Corporate Event, the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan and the number, class and Option Price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards, and (iv) and any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.2, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number.
(b) Any adjustment of an Award pursuant to this Section 4.2 shall be made in compliance with Section 422 and 409A of the Code, to the extent applicable.
Section 4.3 Award Agreement Provisions. The Administrator may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries. Awards granted under the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 15.2), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Administrator shall determine. Without limiting the scope of the preceding sentence, the Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, and any such performance goals may differ among Awards granted to any one Participant or to different Participants. Notwithstanding anything to the contrary herein, an Award Agreement must be accepted within a period of ninety (90) days (or such other period as the Administrator may specify in such Award Agreement) after the grant date or else such Award Agreement shall be ineffective and void.
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Section 4.4 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the Shares entitled to vote generally in the election of Directors of the Company or (ii) pursuant to Section 4.2 as a result of any Corporate Event, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Base Price of any outstanding SAR.
ARTICLE V
GRANTING OF OPTIONS AND SARS
AND SALE OF COMPANY COMMON STOCK
Section 5.1 Eligibility. Non-Qualified Stock Options and SARs may be granted to Service Providers. Subject to Section 5.2, Incentive Stock Options may only be granted to Employees.
Section 5.2 Qualification of Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may only be granted to Employees. Incentive Stock Options shall not be granted more than ten (10) years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Non-Qualified Stock Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. If a Participant shall make any disposition of Shares issued pursuant to an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement. No Employee may be granted an Incentive Stock Option under the Plan if such Employee, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then-existing Subsidiary or “parent corporation” (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
Section 5.3 Granting of Options and SARs to Service Providers.
(a) Options and SARs. The Administrator may from time to time:
(i) Select from among the Service Providers (including those to whom Options or SARs have been previously granted under the Plan) such of them as in its opinion should be granted Options and/or SARs;
(ii) Determine the number of Shares to be subject to such Options and/or SARs granted to such Service Provider, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and
(iii) Determine the terms and conditions of such Options and SARs, consistent with the Plan.
(b) SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Unless otherwise determined by the Administrator at the grant date or determined thereafter in a manner more favorable to the Participant, SARs granted in tandem with Options shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option.
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(c) Upon the selection of a Service Provider to be granted an Option or SAR under this Section 5.3, the Administrator shall issue, or shall instruct an authorized officer to issue, such Option or SAR and may impose such conditions on the grant of such Option or SAR as it deems appropriate. Subject to Section 15.2 of the Plan, any Incentive Stock Option granted under the Plan may be modified by the Administrator, without the consent of the Optionee, even if such modification would result in the disqualification of such Option as an “incentive stock option” under Section 422 of the Code.
ARTICLE VI
TERMS OF OPTIONS AND SARS
Section 6.1 Award Agreement. Each Option and each SAR shall be evidenced by an Award Agreement, which shall be accepted and acknowledged by the Optionee, including by electronic means, and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” under Section 422 of the Code.
Section 6.2 Exercisability and Vesting of Options and SARs.
(a) Each Option and SAR shall vest and become exercisable according to the terms of the applicable Award Agreement; provided, however, that by a resolution adopted after an Option or SAR is granted the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or SAR or any portion thereof may be vested or exercised.
(b) Except as otherwise provided by the Administrator or in the applicable Award Agreement, no portion of an Option or SAR which is unexercisable on the date that an Optionee incurs a termination of service as a Service Provider shall thereafter become exercisable.
(c) The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Service Provider in any calendar year may not exceed U.S. $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
(d) SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable.
Section 6.3 Option Price and Base Price. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Option Price”) and the Base Price of each SAR shall be set by the Administrator and shall be not less than 100% of the Fair Market Value of such Shares on the date such Option or SAR is granted.
Section 6.4 Expiration of Options and SARs. No Option or SAR may be exercised after the first to occur of the following events:
(a) The expiration of ten (10) years from the date the Option or SAR was granted; or
(b) With respect to an Incentive Stock Option, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted.
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ARTICLE VII
EXERCISE OF OPTIONS AND SARS
Section 7.1 Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise an Option or SAR (or any portion thereof) granted to him or her; provided, however, that the Optionee’s Eligible Representative may exercise his or her Option or SAR or portion thereof during the period of the Optionee’s disability. After the death of the Optionee, any exercisable portion of an Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.
Section 7.2 Partial Exercise. At any time and from time to time prior to the date on which the Option or SAR becomes unexercisable under the Plan or the applicable Award Agreement, the exercisable portion of an Option or SAR may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Shares and the Administrator may, by the terms of the Option or SAR, require any partial exercise to exceed a specified minimum number of Shares.
Section 7.3 Manner of Exercise. Subject to any generally applicable conditions or procedures that may be imposed by the Administrator, an exercisable Option or SAR, or any exercisable portion thereof, may be exercised solely by delivery to the Administrator or its designee of all of the following prior to the time when such Option or SAR or such portion becomes unexercisable under the Plan or the applicable Award Agreement:
(a) Notice in writing delivered by the Optionee or his or her Eligible Representative, stating that such Option or SAR or portion is being exercised, and specifically stating the number of Shares with respect to which the Option or SAR is being exercised (which form of notice shall be provided by the Administrator upon request and may be electronic);
(b) A copy of any agreements or other documentation required by the Company at the time of exercise;
(c) (i) With respect to the exercise of any Option, full payment of the aggregate Option Price of the Shares in cash (through wire transfer or by personal, certified, or bank cashier check) or cash equivalents, Shares (including previously owned Shares or through a cashless exercise, i.e., “net settlement,” a broker-assisted exercise, or other reduction of the amount of Shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Affiliate, other property, or any other legal consideration the Administrator deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis). In the case of an exercise whereby the Option Price is paid with Shares, such Shares shall be valued based on Fair Market Value as of the date of exercise. No Option may be exercisable for a period of more than ten (10) years following the date of grant of the Option (or in the case of an Incentive Stock Option granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five (5) years following the date of grant of the Incentive Stock Option).
(d) In the event that the Option or SAR or portion thereof shall be exercised as permitted under Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or SAR or portion thereof; and
(e) Satisfaction of any applicable Withholding Taxes, as contemplated by Section 15.11.
Section 7.4 Optionee Representations. The Company, in its sole discretion, may require an Optionee to make certain representations or acknowledgements, on or prior to the purchase of any Shares pursuant to any Option or SAR granted under this Plan, in respect thereof including, without limitation, that the Optionee is acquiring the Shares for an investment purpose and not for resale, and, if the Optionee is an Affiliate, additional acknowledgements regarding when and to what extent any transfers of such Shares may occur.
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Section 7.5 Settlement of SARs. Unless otherwise determined by the Administrator, upon exercise of a SAR, the Participant shall be entitled to receive payment in the form, determined by the Administrator, of Shares, or cash, or a combination of Shares and cash having an aggregate value equal to the amount determined by multiplying:
(a) any increase in the Fair Market Value of one Share on the exercise date over the Base Price of such SAR, by
(b) the number of Shares with respect to which such SAR is exercised;
provided, however, that on the grant date, the Administrator may establish, in its sole discretion, a maximum amount per Share that may be payable upon exercise of a SAR, and provided, further, that in no event shall the value of the Company Common Stock or cash delivered on exercise of a SAR exceed the excess of the Fair Market Value of the Shares with respect to which the SAR is exercised over the Fair Market Value of such Shares on the grant date of such SAR.
Section 7.6 Conditions to Issuance of Shares. The Company shall evidence the issuance of Shares delivered upon exercise of an Option or SAR in the books and records of the Company or in a manner determined by the Company. The Administrator shall not have any liability to any Optionee for any delay in the delivery of Shares to be issued upon an Optionee’s exercise of an Option or SAR.
Section 7.7 Rights as Stockholders. The holder of an Option or SAR shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option or SAR unless and until the Shares attributable to the exercise of the Option or SAR have been issued by the Company to such holder.
Section 7.8 Transfer Restrictions. The Administrator, in its sole discretion, may set forth in an Award Agreement or in such other agreements to be entered into at the time of exercise, such further restrictions on the transferability of the Shares purchasable upon the exercise of an Option or SAR as it deems appropriate. Any such restriction may be referred to in the Share register maintained by the Company or otherwise in a manner reflecting its applicability to the Shares. An Employee must give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option, within two (2) years from the date of granting such Option or one (1) year after the transfer of such Shares to such Employee.
ARTICLE VIII
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS
Section 8.1 Restricted Stock.
(a) Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
(b) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
(c) Issuance of Restricted Stock. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.
(d) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Administrator may allow a Participant to elect, or may require, that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock, applied to the purchase of additional
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Awards or deferred without interest to the date of vesting of the associated Award of Restricted Stock. Unless otherwise determined by the Administrator and specified in the applicable Award Agreement, Shares distributed in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.
Section 8.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan (including satisfaction of applicable Withholding Taxes), transfer to the Participant (i) a number of Shares equal to the number of Restricted Stock Units, or (ii) cash in an amount equal to the Fair Market Value of the specified number of Shares equal to the number of Restricted Stock Units, or a combination thereof, as determined by the Administrator at the date of grant or thereafter for each Restricted Stock Unit scheduled to be settled on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the grantee to the Company for such Shares.
Section 8.3 Rights as a Stockholder. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant.
ARTICLE IX
PERFORMANCE SHARES AND PERFORMANCE UNITS
Section 9.1 Grant of Performance Awards. The Administrator is authorized to make Awards of Performance Shares and Performance Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.
Section 9.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for any Performance Cycle, and the Performance Goals applicable in respect of such Performance Shares and Performance Units for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (and the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Administrator shall determine. No Company Common Stock will be issued at the time an Award of Performance Shares is made.
Section 9.3 Earned Performance Shares and Performance Units. Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine, either in an Award Agreement or thereafter on terms more favorable to the Participant. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Shares and Performance Units on such other conditions as the Administrator shall specify in an Award Agreement. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Share or Performance Unit Award.
Section 9.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Shares or Performance Units awarded pursuant to the Plan (including, without limitation, the right to
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vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Performance Shares or Performance Units have been issued to such Participant or his or her beneficiary.
Section 9.5 Performance Goals. The Administrator shall establish in the Award Agreement or otherwise the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Period or for an Award of Performance Shares or Performance Units to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, Performance Goals may include comparisons relating to capital (including but limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance Goals may also be subject to such other terms and conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable or appropriate in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles or such other events, changes or factors as the Administrator may determine.
Section 9.6 Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall determine the number of Performance Shares, other Performance Awards, the number and value of Performance Units or the amount of any cash entitlement, as applicable that has been earned or vested. Notwithstanding anything in this Article IX to the contrary, the Administrator shall have the right, in its absolute discretion, to reduce or eliminate the amount otherwise payable to any Participant based on individual performance or any other factors that the Administrator, in its discretion, shall deem appropriate.
Section 9.7 Newly Eligible Participants. Notwithstanding anything in this Article IX to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.
ARTICLE X
DEFERRED SHARE UNITS
Section 10.1Grant. Subject to Article III, the Administrator is authorized to make awards of Deferred Share Units to any Participant selected by the Administrator at such time or times as shall be determined by the Administrator without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any Deferred Share Unit under the Plan will be the date on which such Deferred Share Unit is awarded by the Administrator or on such other future date as the Administrator shall determine in its sole discretion. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No Shares will be issued to the Participant at the time an award of Deferred Share Units is granted. Subject to Article III and Applicable Law (including Section 409A of the Code), Deferred Share Units may become payable on a Corporate Event, termination of employment or service or on a specified date or dates set forth in the Award Agreement evidencing such Deferred Share Units.
Section 10.2Rights as a Stockholder. A Participant shall not be, nor have any of the rights and privileges of, a stockholder of the Company in respect of Deferred Share Units awarded pursuant to the Plan unless and until such time as the Shares attributable to such Deferred Share Units have been issued to such Participant.
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Section 10.3Vesting. Unless the Administrator provides otherwise at the grant date or provides thereafter in a manner more favorable to the Participant, Deferred Share Units shall be fully vested and nonforfeitable when granted.
Section 10.4Settlement. Subject to this Article X, upon the date specified in the Award Agreement evidencing the Deferred Share Units, for each such Deferred Share Unit the Participant shall receive, as specified in the Award Agreement (and subject to satisfaction of applicable Withholding Taxes), (i) a cash payment equal to the Fair Market Value of one (1) Share as of such payment date, (ii) one (1) Share or (iii) any combination of clauses (i) and (ii).
ARTICLE XI
OTHER STOCK-BASED AWARDS
Section 11.1Grants of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards (“Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine. All Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to a Service Provider, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.
ARTICLE XII
CASH AWARDS AND DIVIDEND EQUIVALENTS
Section 12.1Cash Awards. The Administrator is authorized to grant Awards denominated in cash (“Cash Awards”), on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Service Providers in such amounts and subject to such other terms as the Administrator in its discretion determines to be appropriate.
Section 12.2Dividend Equivalents. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by Applicable Laws as the Administrator shall determine in its sole discretion. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator. For the avoidance of doubt, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents.
ARTICLE XIII
TERMINATION AND FORFEITURE
Section 13.1Termination. Except as provided in Article XIV or in the applicable Award Agreement, or as determined by the Administrator, unvested Awards granted under the Plan will be forfeited upon a Participant’s termination of employment or service to the Company for any reason.
Section 13.2Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of
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such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by Applicable Law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act and any regulations promulgated thereunder. For the avoidance of doubt, the Administrator shall have full authority to implement any policies and procedures necessary to comply with Applicable Law and/or the requirements of any stock exchange or quotation system on which the Company Common Stock is listed or quoted. The implementation of policies and procedures pursuant to this Section 13.2 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.
Section 13.3Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board, the Company or any Subsidiary of the Company that is communicated to the Participants or any such policy adopted to comply with Applicable Law. Any such policy may subject Awards and Shares or amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
ARTICLE XIV
CHANGE IN CONTROL
Section 14.1Alternative Awards. Unless otherwise expressly provided in an Award Agreement or determined by the Administrator at any time prior to a Change in Control, subject to Section 14.2, no cancellation, acceleration of vesting or other payment shall occur in connection with a Change in Control with respect to any (i) unvested or unexercisable Award and/or (ii) if reasonably determined in good faith by the Administrator prior to the occurrence of the Change in Control, vested Awards, and such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (x) give the Participant who held such Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under such Award immediately prior to the Change in Control, including, without limitation, an identical or better schedule as to vesting and/or exercisability and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof; (y) as to any service-based vesting requirement applicable to the Award, provide for full vesting of the Alternative Award, if within twelve (12) months following a Change in Control, the Participant’s employment or service is terminated by the Company without Cause or by the Participant for Good Reason during the remaining vesting period thereof; and (z) as to any performance-based vesting requirement applicable to the Award, provide for vesting of the Alternative Award at target levels, if within twelve (12) months following a Change in Control, the Participant’s employment or service is terminated by the Company without Cause or by the Participant for Good Reason during the remaining vesting period thereof. If the Administrator determines in connection with a Change in Control that performance-based vesting requirements applicable to an Award will no longer operate as intended following the Change in Control or will no longer provide the intended incentive, the Administrator may modify such performance-based vesting requirements or impose new performance-based vesting requirements so long as the Administrator determines that such modified or new performance-based vesting requirements are not materially more difficult to achieve than the performance-based vesting requirements applicable to the Award immediately prior to the Change in Control, or determine to vest such Awards.
Notwithstanding this Section 14.1, if the securities underlying the Alternative Award are not publicly traded, (i) the acquisition, holding and disposition of the shares underlying the Alternative Award may be subject to such terms and conditions as are established by the Administrator prior to the Change in Control and (ii) the Company or the acquiror in such Change in Control shall be required to repurchase any vested Alternative Awards or securities underlying such Alternative Awards following termination of employment (other than termination for Cause or other circumstances resulting in the forfeiture of such Alternative Awards in accordance with Section 13.2 or an applicable award agreement) for cash or marketable securities equal to the fair market value of the securities subject to such Alternative Award on the effective date of termination (and, in the case of Alternative Awards that are stock
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options or stock appreciation rights, in excess of the exercise price or base price that the Participant would be required to pay in respect of such Alternative Award).
Section 14.2Settlement. Except as otherwise provided in this Article XIV or in an Award Agreement or thereafter on terms more favorable to a Participant, if the Administrator reasonably determines in good faith, prior to the occurrence of a Change in Control, that no Alternative Awards will (or should) be provided upon a Change in Control:
(a) each unvested Award (other than Performance Awards and freestanding Dividend Equivalents not granted in connection with another Award) shall vest;
(b) each outstanding Option and SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Option Price or Base Price;
(c) Shares underlying all Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units, and other Stock-Based Awards that are vested (as provided in this Section 14.2 or otherwise) shall be issued or released to the Participant holding such Award, except to the extent that the Administrator has determined, in accordance with authority granted to it by the Plan or the applicable Award Agreement to settle such Award in cash in lieu of shares;
(d) Each outstanding unvested Performance Award shall be cancelled without payment therefor, unless otherwise provided in the individual Award Agreement governing such Performance Award or determined by the Administrator; and
(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.
To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable exercise price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with Applicable Law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the holders of Award consistent with Section 409A of the Code and other Applicable Laws. For avoidance of doubt, upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the aggregate Fair Market Value of the Shares subject to Options and SARs is less than or equal to the Option Price of such Options or the Base Price of such SARs.
Section 14.3Section 409A. Notwithstanding the discretion in Sections 14.1 and 14.2, if any Award is subject to Section 409A of the Code and an Alternative Award would be deemed a non-compliant modification of such Award under Section 409A of the Code, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 14.2 or in the Award Agreement (or in such other manner determined by the Administrator that is a compliant modification under Section 409A of the Code).
ARTICLE XV
OTHER PROVISIONS
Section 15.1Awards Not Transferable. Unless otherwise approved by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section
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15.1 shall prevent transfers by will or by the applicable laws of descent and distribution or, with the prior approval of the Company’s General Counsel or the Administrator, estate planning transfers.
Section 15.2Amendment, Suspension or Termination of the Plan or Award Agreements.
(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided that without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.1(a) or Section 4.2, increase the number of Shares subject to the Plan, (ii) modify the class of persons eligible for participation in the Plan; (iii) modify the prohibition against repricing in Section 4.4; or (iv) materially modify the Plan in any other way that would require shareholder approval under Applicable Law.
(b) Except as otherwise expressly provided in the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, adversely alter or impair any rights or obligations under any Award theretofore granted.
(c) Notwithstanding any provision of the Plan to the contrary, in no event shall adjustments made by the Administrator pursuant to Section 4.2 or the application of Section 13.2, Section 13.3, Section 14.1, Section 14.2, Section 15.6 or Section 15.12 to any Participant constitute an amendment of the Plan or of any Award Agreement requiring the consent of any Participant.
(d) No Award may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.
Section 15.3Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries. Nothing in this Plan shall be construed to limit the right of the Company or any of the Subsidiaries (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
Section 15.4At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of the Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.
Section 15.5Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
Section 15.6Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of the Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 15.7Term of Plan. The Plan shall be effective upon and subject to the approval by the stockholders of the Company in accordance with Applicable Law (the “Effective Date”) and shall continue in effect, unless sooner terminated pursuant to Section 15.2, until the day immediately preceding the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.
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Section 15.8Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. With respect to any claim or dispute related to or arising under the Plan, the Company and each Participant who accepts an Award hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Cook County, Illinois.
Section 15.9Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
Section 15.10Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.
Section 15.11Withholding Taxes. In addition to any rights or obligations with respect to Withholding Taxes under any applicable Award Agreement, this Plan provides that the Company or any Subsidiary employing a Service Provider shall have the right to deduct and withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay to the Company or any such Subsidiary, any Withholding Taxes arising out of or due as a result of the grant, exercise, vesting, settlement or transfer of any Award or any other event occurring pursuant to the Plan or any Award Agreement, that may give rise to a Withholding Tax obligation. The Company and any such Subsidiary shall be entitled, without limitation to deduct any amount the Company determines constitutes the applicable Withholding Taxes from any payment of any kind or from any amount otherwise due to the Service Provider or to take such other actions (including, without limitation and in the sole discretion of the Company, withholding cash deliverable pursuant to any Award, delivery of previously owned Shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of Shares otherwise issuable or delivered pursuant to the Award) as the Company may determine is necessary to satisfy all or any portion of such Withholding Taxes; provided, however, that in the event that the Company withholds Shares issued or issuable to the Participant to satisfy all or any portion of the Withholding Taxes, the Company shall withhold a number of whole Shares having a Fair Market Value, determined as of the date of withholding, that shall satisfy the maximum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid liability award accounting); and provided, further, that with respect to any Award subject to Section 409A of the Code, in no event shall Shares be withheld pursuant to this Section 15.11 (other than upon or immediately prior to settlement in accordance with the Plan and the applicable Award Agreement) other than to pay taxes imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code and in no event shall the value of such Shares (other than upon immediately prior to settlement) exceed the amount of the tax imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code. For the avoidance of doubt, the Company (or the Administrator) shall not be obligated to withhold Shares otherwise deliverable to a Participant to satisfy any applicable Withholding Taxes. Notwithstanding the Company’s ability deduct and withhold Withholding Taxes, Participant shall in all cases be and remain responsible for all Participant taxes and any tax consequences of any Award.
Section 15.12Section 409A. It is the general intention, but not the obligation, of the Administrator to design Awards to comply with or to be exempt from Section 409A of the Code, and Awards will be operated and construed accordingly. Neither this Section 15.12 nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Shares underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code. To the extent that the Administrator determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate any terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such
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regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” as determined pursuant to Section 409A of the Code under any Company Specified Employee policy in effect at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) or, if no such policy is in effect, as defined in Section 409A of the Code), then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six (6)-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10)-day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A of the Code (or timing of incurrence thereof), other than an express indemnification provision therefor.
Section 15.13Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the General Counsel of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.
Section 15.14Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.
Section 15.15Establishment of Sub-plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.
Section 15.16Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. Neither the Company nor any other Employer shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company or any Subsidiary. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
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Synalloy

SCAN TO
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or the plan cut-off date for the 401(K)/ESOP Plan. Have your proxy card in hand when you call and then follow the instructions.

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D83289-P74398

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SYNALLOY CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Henry L. Guy	☐	☐	☐
1b. Christopher G. Hutter	☐	☐	☐
1c. Aldo J. Mazzaferro	☐	☐	☐
1d. Benjamin Rosenzweig	☐	☐	☐
1e. John P. Schauerman	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	**Against**	**Abstain**
2. Advisory vote on the compensation of our named executive officers.	☐	☐	☐
3. Approval of the 2022 Omnibus Equity Incentive Plan.	☐	☐	☐
If you request cumulative voting, the proxy agents will vote this proxy cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents. Check this box to request cumulative voting.			☐
4. The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2022.	☐	☐	☐

NOTE: And in the discretion of such proxy agents, upon such other business as may properly come before the meeting or any adjournment thereof, and matters incidental to the conduct of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D83290-P74398

SYNALLOY CORPORATION
Annual Meeting of Shareholders
June 6, 2022 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Aaron Tam and Doug Tackett or either of them, with power of substitution, as lawful proxy, to vote all the shares of Common Stock of Synalloy Corporation which the undersigned would be entitled to vote if personally present at the Annual Shareholders' Meeting of Synalloy Corporation to be held as a virtual meeting at www.virtualshareholdermeeting.com/SYNL2022, on Monday, June 6, 2022 at 9:00 a.m. Eastern Time, and at any adjournment thereof, upon such business as may properly come before the meeting.

The proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this card and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all the director nominees in Proposal 1; FOR Proposal 2 - approval, on an advisory basis, of the compensation of our named executive officers; FOR Proposal 3 - approval of the 2022 Omnibus Equity Incentive Plan; and FOR Proposal 4 - the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2022.

CUMULATE ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side

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